Great Plains Funds

Combined Annual
Report for

Great Plains Equity Fund
Great Plains International Equity Fund
Great Plains Premier Fund
Great Plains Intermediate Bond Fund
Great Plains Tax-Free Bond Fund



August 31, 1999

Advised by
First Commerce Investors, Inc.





Investment Advisers Message
-------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the second Annual Report to Shareholders for the Great Plains Funds. This report covers the 12-month fiscal year reporting period from September 1, 1998 through August 31, 1999. It gives you a complete picture of each fund, beginning with an overview by the fund's manager, followed by a complete list of fund holdings and the financial statements.

During the period, the stock market marched on to produce positive, yet muted returns accompanied by a high level of day-to-day volatility. Bond investors experienced flat or negative returns as interest rates rose and caused bond prices to fall. Fund-by-fund performance highlights follow.

Great Plains Equity Fund

The Equity Fund offers an "all around" approach to stock investing. It pursues total return (current income and capital appreciation) over the long term by investing in large- and medium-capitalization U.S. and foreign stocks.* In a stock market that continued to advance, accompanied by a high level of day-to-day volatility, the fund's 12-month total return** was 19.06%, or 15.54% adjusted for the sales charge. Accounting for the total return was a net asset value increase of $1.18, dividend income totaling $0.05 per share and capital gains totaling $0.62 per share. Fund net assets totaled $192.3 million at the end of the reporting period.

Great Plains International Equity Fund

The newest addition to the Great Plains Funds, the International Equity Fund, offers long-term investors the opportunity to participate in the growth of dynamic international stock markets.* It can be a wise complement to U.S. stock holdings. Since the fund began operations on September 8, 1998, it delivered a total return** of 12.49%, or 9.11% adjusted for the sales charge. Accounting for the total return was an $0.87 increase in net asset value and capital gains totaling $0.35 per share. Fund net assets totaled $64.7 million at the end of the reporting period.

Great Plains Premier Fund

Designed for the more aggressive stock investor, the Premier Fund pursues total return (current income and capital appreciation) by investing in small-capitalization U.S. and foreign common stocks.+* Over the 12-month period, the fund's total return was 6.54%, or 3.38%* adjusted for the sales charge. Accounting for the total return were dividend income totaling $0.01 per share and capital gains totaling $0.77 per share. The fund's net asset value decreased $0.20 per share. At the end of the reporting period, fund net assets totaled $24.5 million.

Great Plains Intermediate Bond Fund

The Intermediate Bond Fund offers income and a less aggressive approach to total return than stocks. It invests in intermediate-term bonds issued by U.S. and international corporations and governments.** At the end of the 12-month reporting period, the fund's net assets total $128.4 million. The portfolio was invested in corporate bonds (37.8%), government agency securities (24.8%), U.S. Treasury securities (16.2%), mortgage-backed securities (15.3%), commercial paper (7.0%), and mutual fund shares (1.8%). Over the reporting period, this portfolio produced a total return** of 0.01%, or -2.99% adjusted for the sales charge, through $0.58 per share in dividend income, while the net asset value experienced a $0.57 decrease.

Great Plains Tax-Free Bond Fund

Designed for the tax-sensitive income investor, the Tax-Free Bond Fund pursues current income exempt from federal regular income tax and, secondarily, seeks income that is exempt from Nebraska regular income tax.++ It invests primarily in intermediate- to long-term, investment-grade bonds issued by municipalities in Nebraska and other states. For the twelve months ended August 31, 1999, the fund achieved a total return* of 0.54%, or -2.44% adjusted for the sales charge, through dividend income totaling $0.42 per share and capital gains totaling $0.01 per share, while the net asset value decreased $0.37. Net assets totaled $68.4 million at the end of the reporting period.

Thank you for joining other investors across Nebraska and the Mid-West who are pursuing their financial goals through the quality management and diversification of the Great Plains Funds.

Sincerely,

/s/ James Stuart, III
/s/ H. Casmeron Hinds

James Stuart, III                         H. Cameron Hinds
Chairman & Chief Executive Officer        President & Chief Executive Officer
First Commerce Investors, Inc.            First Commerce Investors, Inc.
Investment Adviser to the Great Plains Funds
                                          Investment Adviser to the Great
                                          Plains Funds

October 15, 1999

* International investing involves additional risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

** Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+ Small-cap stocks have historically experienced greater volatility than average.

++ Income may be subject to the federal alternative minimum tax.


Investment Review
-------------------------------------------------------------------------------


Great Plains Equity Fund

Despite the significant increases in the Standard & Poor's 500 Index (the "S&P 500")* and the Dow Jones Industrial Average (the "Dow") over the past year, the underlying performance of the average stock has been significantly more muted. In fact, we would tend to argue that the market environment for conservative, value-oriented investors has been the most challenging since the late 1989-1990 time period. Market leadership has been tightly concentrated in large capitalization growth stocks. In particular, technology oriented stocks have appreciated to levels that appear to be highly excessive, in our opinion. We would agree that the current economic fundamentals are, on the whole, extremely good. The U.S. economy continues to grow nicely, in fact to the point where the Federal Reserve Board is concerned about inflation once again. While interest rates have increased over the past year, they are still reasonably low. The global economic outlook has improved drastically from last year at this time.

Despite the generally good economic fundamentals, we also see signs of optimism that indicate there is little to no room for error, should there be any negative surprises. Perhaps the most visible market pundit now refers to the U.S. Economy as the "Super-Tanker" economy, giving the impression that it is impossible to bring it down. We will restrain ourselves from making any comparisons to the Titanic. Of course, the perception is that the analyst is implying that if the U.S. Economy can't be brought down, most certainly the stock market can't go down either. At the same time, a well-known economist is arguing that the fair value for the Dow is 36,000; not in five years, but today. Without going into the details of this line of thinking, we believe it to be full of mistakes. These types of market outlooks tend to make us very nervous, especially when they seem to get so much attention by the financial press.

Despite the above observations, we have never been more agnostic in our view on the stock market. It simply doesn't matter where the market averages are going, because we don't own "the market." We own individual companies that we believe have excellent prospects for growth over the long run, and are currently selling at prices we believe to be attractive. We make this point because we believe one of our great strengths is that we have remained faithful to our basic investment philosophies in managing the Great Plains Equity Fund. We see large amounts of evidence of so-called "value" investors who have thrown in the towel and bought popular growth stocks at excessively high valuations. While we would admit that this was probably a good strategy over the short-run, we are convinced it will be a painful decision over the long run.

The crosscurrents and volatility of the market today seem higher than normal. Stocks tend to over-react to an excessive degree on both the upside and downside. While this can be unsettling, it does give nice opportunities to rational, levelheaded investors. Today, we are finding well managed companies to investigate because the market has trounced their stock prices due to short-term disappointments. In some cases, the market has also punished some of our holdings, for what we believe to be irrational reasons. For example, Hasbro, the largest holding in the fund, has been down in price considerably the past few months. This, despite the fact that the fundamentals for the company are better today than they have been for over five years.

We again emphasize that we manage this fund based upon the outlook and attractiveness of individual companies. When we find stocks that are selling at valuation levels that appear attractive on a long-term basis, we won't hesitate to buy irrespective of current market conditions. We will also sell positions in companies where growth prospects no long appear attractive. We strongly prefer to own companies with good growth prospects that are efficiently managed by shareholder-oriented management teams. We strongly prefer to own "great" companies at fair to attractive prices, than to own "fair" companies, even though they may sport exceedingly attractive valuations. History has shown that this type of prudent investment philosophy over a long time period should produce exceptional relative investment results, especially on a risk-adjusted basis.

Over the past year, a number of our individual holdings have been up significantly in price. Despite poor industry conditions, we have maintained our holding in Vishay Intertechnology, and in fact purchased more as the stock price went down. Our patience was rewarded over the past year, as industry conditions improved, and Vishay moved up in price by 100%. Other positions that had a significantly positive influence on the fund's performance included Carnival Corp., Alltel, H & R Block and Werner Enterprises. All four of these companies were large holdings for the fund prior to their respective price increases.

At the same time, the fund also had holdings with deteriorating fundamentals that hurt performance. Perhaps the single biggest issue relating to disappointing performance revolved around our significant holdings in insurance companies. Insurance can be a very cyclical business, although we own companies that have traditionally been able to grow through these cycles. Without exception, all of our companies that have insurance exposure (Allstate, Berkshire Hathaway, MBIA Insurance Corp., Mercury General and 20th Century Industries) under-performed the market averages. In addition, our foreign exposure through holdings in the Great Plains International Equity Fund, held performance back on a relative basis. However, since the start of the calendar year, our foreign holdings have actually helped our relative performance. Prices for holdings in the Great Plains International Equity Fund such as DeBeers, Nokia and Philips Electronics have been up substantially.**

Over the past year, performance for the fund has been excellent, although the relative performance to market indices has been disappointing. Over the years, it has been typical for the fund to under-perform in market environments when stock prices are up substantially. The fund tended to have better relative performance in a normal to negative market environment. For the fiscal year ended August 31, 1999, the Great Plains Equity Fund was up 19.06% (15.54% adjusted for the sales charge), while the Lipper Growth and Income Fund Index*** was up 28.8%. On a three-year average annual total return basis, Great Plains Equity Fund had a 18.49% average annual return, (17.29% adjusted for the sales charge),+ versus 19.8% for the Lipper Growth and Income Fund Index. Virtually all of the under-performance occurred during the first two calendar quarters of 1999. It is important to recognize the fund has consistently had good relative performance with the exception of this six month time period.

We would not be surprised if the stock market continues to be volatile for the time being, especially leading up to the year 2000. This market volatility is not all bad news, especially for value investors such as us. This type of market environment can potentially produce wonderful buying opportunities in companies with exceptional growth prospects. If we can successfully implement our investment philosophies, it could significantly increase the return potential of the fund to our shareholders.

* The S&P 500 is an index consisting of common stocks of industrial, utility, transportation, and financial companies in the United States market. This index is unmanaged, and investments cannot be made in an index.

** Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

+ Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Equity Fund's total return for the fiscal year ended August 31, 1999, based on net asset value and offering price, was 19.06% and 15.54%, respectively. The Equity Fund's total average annualized returns for the five and ten year periods ended August 31, 1999, based on net asset value and offering price, were 17.86% and 17.15% and 11.65% and 11.31%, respectively. The quoted performance data includes the performance of a common trust fund advised by First Commerce Investors, Inc., for the period before the date on which the Equity Fund commenced operations (9/29/97), as adjusted to reflect the Equity Fund's anticipated expenses as set forth in the "What are the Funds' Fees and Expenses?" section of the Equity Fund's prospectus. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.



Great Plains International Equity Fund

The Great Plains International Equity Fund was funded on September 8, 1998 with assets, consisting primarily of western-European holdings, transferred from the Great Plains Equity Fund in exchange for shares of the Great Plains International Equity Fund. Since inception, the fund provided a total return of 12.49% (9.11% adjusted for the sales charge).* While not a full year, this return compares relatively favorably with the one-year returns of 11.2% for the Lipper European Region Fund Index*** and 13.4% for the Morgan Stanley Capital International (MSCI) Europe Index (the "MSCI Europe Index").**** On August 31, 1999, the fund remained primarily invested in European stocks. Net assets in the fund totaled $64.7 million of which 87% was invested in stocks and 12% in cash. Of the 87% invested in stocks, 3.2% was invested in Japanese stocks, 4.3% was invested in a South African stock, and the balance was in European stocks.**

It is our goal, over time and as opportunities arise, to diversify the fund geographically. We execute the same bottom-up, value investing style when investing internationally as we use when considering domestic investments. As a result, no major geographical bets are likely to be made in the fund. Each company will be added to the fund only on the basis of its fundamentals and valuation. While the benchmarks we are currently using (the Lipper European Region Fund Index and the MSCI Europe Index) are appropriate for the current portfolio, they may be changed to the Lipper International Fund Index and the MSCI Europe, Australia and Far East Index (the "EAFE Index")+ as the fund becomes more diversified geographically. The Lipper International Fund Index*** was up 23.3% for the fiscal year ended August 31, 1999, and the EAFE Index was up 23.9% for the same period.

The global stock markets, in general, performed very well during the past year. Returns from the European markets were very strong in late 1998 in anticipation of the Euro's introduction in January. However, the returns from Europe overall have been quite weak so far in 1999. Europe now appears to be emerging from an economic slowdown most prevalent in some of the larger economies, such as Germany. The Euro and the unified Euroland market are posing huge forces for structural change in Europe. This is leading to a new dynamic of growth in its own right, as European businesses restructure to become more efficient and competitive globally. This should result in an extended business cycle upturn in Europe that could last for the next several years.

While solid, European returns paled in comparison to the Japanese stock market's performance. As measured by the MSCI Japan Index,++ the Japanese market was up 61.5% during the year ended August 31, 1999. The market rose substantially as the economy appeared to be on the verge of recovery. During the first half of 1999, Japan's Gross Domestic Product rose at an annualized pace of 4.5% and was positively impacted by strong consumer spending, a surge in residential construction, and an increase in public works spending. Second half growth, however, is likely to fade a bit as several factors are likely to be a drag on growth going forward. The end of the voucher program that stimulated consumer spending, the end of the government low-rate mortgage program that contributed to the surge in residential construction, and lower public works spending already contributed to much lower second quarter growth than that registered during the first quarter. Corporate restructuring is also likely to put downward pressure on capital expenditures, employment, and wages. And finally, the recent strength in the yen may diminish Japanese corporations' competitiveness internationally. While there is significant potential in Japan, the most likely outlook for the intermediate-term is for sluggish, patchy growth rather than a typical cyclical upswing. A slower recovery will offer more opportunity for establishing solid, long-term investments.

Latin American markets also performed well during the past fiscal year. The MSCI Latin America Emerging Market Indices+++ provided a total return of 36.7% for the fiscal year ended August 31, 1999. As a whole, the Latin American economies continue to struggle following the devaluation of the Brazilian real in January. Mexico's economy, however, is an exception and has continued to perform fairly well as the result of its exposure to the strong U.S. economy.

We added several new stocks to the fund during the year. Additions include Hellenic Telecommunications Organization, the sole provider of domestic local and long distance telephone services in Greece; Schindler Holding, a Swiss manufacturer of elevators and escalators; and three Japanese non-life insurance companies--Sumitomo Marine & Fire, Tokio Marine & Fire, and Yasuda Fire & Marine. Draka Holding, a Dutch manufacturer of fiber optic and copper cable, was added to the portfolio during the third quarter. Draka is the number three cable producer in Europe and is an important manufacturer of specialty cables throughout the world. The stock was valued at eight times 2000 estimates at the time of purchase despite anticipated growth of 15% per year over the next several years.

We liquidated our positions in Nestle, Morton International and Saga Petroleum during the past year. Nestle and Morton International were eliminated due to premium valuation, and Saga was eliminated due to its deteriorating fundamentals and a weakening financial condition. We trimmed our positions in several stocks due to appreciating price and took a tax loss to offset realized gains on a portion of our position in 20th Century Industries.

Several of our stocks performed exceptionally well over the past twelve months. As you would expect, given our bottom-up approach, no one theme accounted for the positive results. Of particular note was DeBeers Consolidated Mines, which more than doubled during the year as commodities companies, in general, performed well in anticipation of an upturn in the Asian economies. Nokia also more than doubled during the year as the stock was awarded a much higher valuation by the market due to its significant success in the cellular phone arena. We have trimmed our position in this stock several times throughout the year in response to the stock's price strength, but note that earnings estimates have been revised upward throughout the year as well. Our position in Philips Electronics also performed very well during the year (+66%) as management made more clear its focus on shareholder value through share repurchases, restructuring and divestitures of marginal businesses. Because several of Philips businesses are at the bottom of their earnings cycles, we expect continued improvement from this company's fundamentals.

Only four stocks in the portfolio declined during the year. In particular, our insurance stocks--SCOR and 20th Century Industries--both declined. SCOR is a French re-insurer and 20th Century is a property/casualty insurer in California. Both were negatively impacted by the over-capacity in the insurance industry resulting from the strong world equity and bond markets and the lack of catastrophic insurance events. Reckitt & Colman, a U.K. company with global household cleaning brands such as Lysol and Vanish, also turned in a negative performance for the year. It experienced problems associated with inventory de-stocking at the retail level and the resulting negative impact on earnings. Reckitt recently, however, announced its intent to merge with Benckiser (name brands include Calgon). The combination will result in the world's largest household cleaner company (excluding laundry detergent) with $5 billion in annual sales. This combination should result in excellent results going forward. The fourth stock that declined during the year was De Telegraaf, a Dutch newspaper publisher that has approximately 30% of the Dutch market. This stock is one of the most undervalued in the portfolio, however, was negatively impacted due to weak earnings this year related to flat advertising revenues and start-up costs of a new publication.

The world economy appears to be recovering at a moderate pace, having digested the financial crises of 1998 and 1999. Despite the improved growth, global inflation appears to be under control. Many areas of the world are experiencing deflation while others are benefiting from a slowing of the rate of increase. Modest growth combined with low inflation creates a positive environment for the global markets going forward.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's total return for the period ended August 31, 1999, based on net asset value and offering price was 12.49% and 9.11%, respectively.

** Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

**** MSCI Europe Index is an unmanaged, market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 13 countries in the European region. Investments cannot be made in an index.

+ EAFE Index is a standard, unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. EAFE returns are in U.S. dollars. Investments cannot be made in an index.

++ MSCI Japan Index is an equity market capitalization weighted index and an industry representation of Japan.

+++ MSCI Latin America Emerging Market Indices includes the Morgan Stanley
    Emerging markets Free Latin America Index (which excludes Mexican banks and securities companies which cannot be purchased by foreigners) and the Morgan Stanley Emerging Markets Global Latin America Index. Both indices include 60% of the market capitalization of the following countries; Argentina, Brazil, Chile, and Mexico. The indices are unmanaged, weighted by market capitalization and are calculated without dividends reinvested.
    Investments cannot be made in an index.


Great Plains Premier Fund

Any small cap stock fund portfolio manager will tell you it has been an unbelievably challenging environment over the past one to two years. Small cap stocks have been extremely volatile over this time period./1/ The general trend of large cap stocks out performing small cap stocks has also continued throughout much of 1999. The only exception to this trend was during the second calendar quarter of 1999 when small cap stocks outperformed large cap stocks to a significant degree. However, much of these relative gains were lost during July and August 1999. At this writing, we continue to have a two-tiered market environment. Many large cap growth companies appear to be significantly overvalued, while many small cap companies appear to be significantly undervalued. Market leadership in small cap companies and small cap stock funds has been heavily concentrated in "growth" oriented companies and technology oriented companies. We believe many of these companies have risk-parameters that we are not interested in exposing our shareholders to on a long-term basis.

These market conditions have produced both opportunities and challenges for us. The market is challenging when small companies produce disappointing fundamental news, and the stock prices are immediately pushed down in price substantially (sometimes in excess of 50%). We have seen many cases of market over reactions to short-term negative earnings trends. In the fund, we have had a number of situations where our companies have had disappointing fundamentals followed by a large over reaction in stock price. In many of these cases, we have added to our holdings where we believe the disappointments are short-term in nature. Additionally, we are currently researching numerous high quality companies that have sold off in price substantially. In some cases, we are looking at companies that are selling at less than ten times 1999 estimated earnings and have the potential to grow earnings in excess of 15% over the long run. While we have no ability to predict short-term returns in these stocks, we are confident that over longer time periods (three to five years), the returns in these types of companies have the potential to be exceptional.

This environment has also given us the opportunity to continue to upgrade the quality of our portfolio without harming the investment potential on a long-term basis. When one manages a diversified portfolio, it's not uncommon for a certain percentage of the holdings to have disappointing earnings relative to expectations. Because of the apparent valuation opportunities in may small company stocks, we may have the opportunity to sell companies that have lower growth prospects than originally expected, and replace them with companies that have similar or better growth prospects at even lower valuations.

Over the past year, the prices of a number of our individual holdings have been up significantly. The fund's largest holding, Duff & Phelps Credit Rating Co., had a particularly large positive influence on performance. Despite volatility in the financial markets, Duff & Phelps has grown their earnings at over 20% annually over the past few years. In addition, our holdings in Vishay Intertechnology, Werner Enterprises, Air Express International, Edipresse and Wallace Computer Services were up substantially.

At the same time, the fund also had holdings with deteriorating fundamentals that hurt performance. In particular, the position in Motorcar Parts and Accessories was disappointing. However, we do point out that we significantly reduced our holding in this stock prior to its large price drop. Other disappointments included the Dutch-based publisher De Telegraaf, 20th Century Industries and Lilly Industries.

/1/Small cap stocks have historically experienced greater volatility than average.


We have been disappointed in the short-term performance of the fund, although we notice that performance of other small cap "value" funds have been similarly disappointing. While we have made our fair share of mistakes, we believe virtually all of our disappointing performance has been due to our investment philosophy being out of favor, rather than specific holdings relative to other small-cap value funds. For the fiscal year ended August 31, 1999, the fund had a 6.54% total return (3.38% adjusted for the sales charge),* while the Russell 2000 Small Stock Index** was up 28.4%, and the Morningstar Small Value Index*** was up 16.5%. A large portion of the under performance occurred during the first calendar quarter of 1999. More importantly, over the past three years, the fund has actually outperformed its index comparisons. On a three year basis, the fund had a 11.32% average annual total return (10.20% adjusted for the sales charge)+ relative to 8.3% for the Lipper Small Cap Fund Index,++ 10.1% for the Russell 2000 Small Stock Index and 10.0% for the Morningstar Small Value Index.

We would not be surprised if the stock market continues to be volatile for the time being, especially leading up to the year 2000. This market volatility is not all bad news, especially for value investors such as us. This type of market environment can potentially produce wonderful buying opportunities in companies with exceptional growth prospects. If we can successfully implement our investment philosophies, it could significantly increase the return potential of the fund to our shareholders.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Russell 2000 Small Stock Index is an unmanaged capitalization weighted index consisting of 2,000 small capitalization common stocks. Investments cannot be made in an index.

*** Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

+ The Premier Fund's total return for the fiscal year ended August 31, 1999, based on net asset value and offering price, was 6.54% and 3.38%, respectively. The Premier Fund's total average annualized returns for the five and ten year periods ended August 31, 1999, based on net asset value and offering price, were 12.88% and 12.19%, and 9.37% and 9.04%, respectively. The quoted performance data includes the performance of a common trust fund advised by First Commerce Investors, Inc., for the period before the date on which the Premier Fund commenced operations (9/29/97), as adjusted to reflect the Premier Fund's anticipated expenses as set forth in the "What are the Funds' Fees and Expenses?" section of the Premier Fund's prospectus. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

++ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.


Great Plains Intermediate Bond Fund

Interest rates have risen during 1999, but not in a steady pattern. Yields on longer Treasury securities are 130 basis points (1.3%) higher than at the beginning of 1999 and 100 basis points (1.00%) higher over the last twelve months. A year ago interest rates were extremely low due to the international financial turmoil that was evolving at that time. Since then the financial markets have calmed down and investors have focused more on the fundamentals of investing rather than following the flight to the quality investing approach present late last year.

During the past year we have been active in restructuring the fund's portfolio. The major theme in the restructuring the portfolio was to shorten average maturity and duration. This strategy helped the portfolio as we sold securities before their market values declined in 1999 and reinvested the proceeds into shorter-term securities that generally did not decline in value as much as the original securities. A year ago the fund's average maturity was 7.8 years and the fund had a corresponding 5.3 duration. Currently the fund's average maturity is 6.2 years and its duration is 4.2 years. Another strategy we employed during the year was to de-emphasize Treasury securities and redeploy some assets into higher yielding securities like corporate bonds, agency securities and mortgage backed securities. As a result we increased the weightings of these sectors from last year and also increased the yield on the fund. For example the fund's weighting in corporate bonds increased from 30% a year ago to 38% currently, while its U.S. Treasury weighting went from 26% to 16%.

As a result of some of the fund's transactions earlier in the year, the fund had generated a large taxable gain, however, prior to the end of our fiscal year the fund had accumulated some unrealized losses (current market value being below the original cost). Consequently, we sold some securities and recognized the losses to offset the above mentioned gains while also allowing the fund to reinvest the sale proceeds into higher yielding securities.

Stemming from the rising interest rate environment over the past several months, performance of the fund has been impacted by the declining market value of its portfolio. Over the last six months the fund had a total return of -0.90% (-3.83% adjusted for the sales charge)* versus -0.70% on the Lipper Intermediate Investment Grade Mutual Fund Index and -0.81% for the Lipper Intermediate U.S. Government Bond Index.** Over the past twelve month period ended August 31, 1999, the fund's performance has been only slightly positive at 0.01% (-2.99% adjusted for the sales charge).* This compares to the Lipper Indices' performance of 0.11% for the Intermediate Investment Grade Index and 0.08% for the Lipper Intermediate Government Bond Index. Over the past two years the fund has had an annual total return of 5.40% (3.81% adjusted for the sales charge)*** versus the Lipper Intermediate Investment Grade Bond Index's annualized return of 5.28% and the Lipper Intermediate Government Bond Index's return of 5.40%.

In reviewing the performance of the fund for the past six months and one year, several factors are noteworthy as impacting actual performance. Longer-term securities hurt the performance the most. Securities with more yield than Treasuries with comparable maturities were positive contributors, as the extra yield offset their decline in market value. Mortgage-backed securities were the most positive contributor to performance. During 1998 the reverse was true: long-term securities helped most and mortgage-backed securities helped the least.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

*** The Intermediate Bond Fund's total return for the fiscal year ended August
    31, 1999, based on net asset value and offering price, was 0.01% and - 2.99%, respectively. The Intermediate Bond Fund's total average annual returns for the five and ten year periods ended August 31, 1999, based on net asset value and offering price, were 6.66% and 6.01%, and 7.15% and 6.82%, respectively. The quoted performance data includes the performance of a common trust fund advised by First Commerce Investors, Inc., for the period before the date on which the Intermediate Bond Fund commenced operations (9/29/97), as adjusted to reflect the Intermediate Bond Fund's anticipated expenses as set forth in the "What are the Funds' Fees and Expenses?" section of the Intermediate Bond Fund's prospectus. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.


Great Plains Tax-Free Bond Fund

The municipal market more closely followed the other fixed income markets over the last couple of months than it had earlier in the year. Yields in the tax sheltered market backed up like their taxable counterparts as concern over economic data and the Federal Reserve Board's credit tightening weighed on investors. Ten-year municipal bond yields are 75 basis points (0.75%) higher now than they were six months ago but only 60 basis points (0.60%) higher than they were one year ago. The volume of new municipal bond issues this year has been limited, as a previous source of new issuance volume (refundings) has vanished as higher interest rates work against this type of municipal bond issue. New municipal projects have also remained limited, leading to a declining volume of new tax-free bond financings while the demand for tax sheltered investments remains fairly constant from an increasing population of individual investors and institutions. Nevertheless, in this current interest rate environment, municipal bonds remain relatively attractive as investment alternatives.

In light of the limited supply of investment opportunities, the fund has attempted to remain reasonably invested. The fund's short-term money market position has increased, however, as maturities and calls of higher coupon bonds continued. First Commerce Investors has attempted to add to the fund's holdings of Nebraska tax exempt securities over the past several months, but the availability of Nebraska bonds has been more limited than national issues. Over the last six months the fund has done some restructuring in an attempt to increase the after tax income of the fund while also focusing on quality investments. We also took action to offset an accumulated taxable capital gain in the fund. As of August 31, 1999, the fund had 58.8% of its net assets in Nebraska tax exempt securities and an average maturity of 7.1 years. The percentage of its net assets in Nebraska tax exempt securities is 4% higher than six months ago while the average maturity is 0.1 year longer. The average quality of the fund remains AA. Examples of some of the fund's larger investments are bonds issued by Lincoln Electric System (5.8%), Millard School District (3.3%) and Nebraska Public Power District (2.8%).

For the twelve month period ended August 31, 1999, the fund had a total return of -1.48% (-4.41% adjusted for the sales charge) over the last six months and 0.54% (-2.44% adjusted for the sales charge) over the last twelve months.* In comparison, the Lipper Intermediate Municipal Bond Index** had -1.68% return for the six month period and 0.53% return over the past year. Over the past two years the fund has had an annual return of 3.38% (1.81% adjusted for the sales charge)*** while the Lipper Intermediate Municipal Bond Index has had an annualized return of 3.85%.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

*** The Tax-Free Bond Fund's total return for the fiscal year ended August 31, 1999, based on net asset value and offering price, was 0.54% and -2.44%, respectively. The Tax-Free Bond Fund's total average annual returns for the five and ten year periods ended August 31, 1999, based on net asset value and offering price, were 4.65% and 4.01%, and 5.27% and 4.95%, respectively. The quoted performance data includes the performance of a common trust fund advised by First Commerce Investors, Inc., for the period before the date on which the Tax-Free Bond Fund commenced operations (9/29/97), as adjusted to reflect the Tax-Free Bond Fund's anticipated expenses as set forth in the "What are the Funds' Fees and Expenses?" section of the Tax-Free Bond Fund's prospectus. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.


Great Plains Equity Fund (Without Sales Charge)
--------------------------------------------------------------------------------
             Growth of $10,000 Invested in Great Plains Equity Fund The graph below illustrates the hypothetical investment of $10,000(/1/) in the Great Plains Equity Fund (the "Fund") from August 31, 1989(/2/) to August 31, 1999, compared to a hypothetical investment of $10,000 in the Standard & Poor's 500 Index (S&P 500)(/3/) and the Lipper Growth and Income Fund Average (LGIFA)(/4/).

Graphic representation omitted. See Appendix A.

  Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
(2) The Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 8/31/89 to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
(3) The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged, and investments cannot be made in an index.
(4) The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.



Great Plains Equity Fund (With Sales Charge)
--------------------------------------------------------------------------------
             Growth of $10,000 Invested in Great Plains Equity Fund The graph below illustrates the hypothetical investment of $10,000(/1/) in the Great Plains Equity Fund (the "Fund") from August 31, 1989(/2/) to August 31, 1999, compared to a hypothetical investment of $10,000 in the Standard & Poor's 500 Index (S&P 500)(/3/) and the Lipper Growth and Income Fund Average (LGIFA)(/4/).

Graphic representation omitted. See Appendix B.

  Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Represents a hypothetical investment of $10,000 in the Fund (net investment of $9,700 after deducting the maximum sales charge of 3.00%). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
(2) The Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 8/31/89 to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
(3) The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged, and investments cannot be made in an index.
(4) The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
(5) The total return quoted incorporates the 3.00% sales charge.


Great Plains International Equity Fund
(Without Sales Charge)
--------------------------------------------------------------------------------
      Growth of $10,000 Invested in Great Plains International Equity Fund The graph below illustrates the hypothetical investment of $10,000(/1/) in the Great Plains International Equity Fund (the "Fund") from September 8, 1998 (start of performance) to August 31, 1999, compared to a hypothetical investment of $10,000 in the Morgan Stanley Capital International (MSCI) Europe Index (MSCI-EUR)(/2/) and the Lipper European Region Fund Average (LERFA)(/3/).

Graphic representation omitted. See Appendix C.

  Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUR and the LERFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
(2) The MSCI-EUR is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged, and investments cannot be made in an index.
(3) The LERFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.


Great Plains International Equity Fund
(With Sales Charge)
--------------------------------------------------------------------------------
      Growth of $10,000 Invested in Great Plains International Equity Fund The graph below illustrates the hypothetical investment of $10,000(/1/) in the Great Plains International Equity Fund (the "Fund") from September 8, 1998 (start of performance) to August 31, 1999, compared to a hypothetical investment of $10,000 in the Morgan Stanley Capital International (MSCI) Europe Index (MSCI-EUR)(/2/) and the Lipper European Region Fund Average (LERFA)(/3/).

Graphic representation omitted. See Appendix D.

  Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Represents a hypothetical investment of $10,000 in the Fund (net investment of $9,700 after deducting the maximum sales charge of 3.00%). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUR and the LERFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
(2) The MSCI-EUR is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged, and investments cannot be made in an index.
(3) The LERFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
(4) The total return quoted incorporates the 3.00% sales charge.



Great Plains Premier Fund (Without Sales Charge)
--------------------------------------------------------------------------------
            Growth of $10,000 Invested in Great Plains Premier Fund The graph below illustrates the hypothetical investment of $10,000(/1/) in the Great Plains Premier Fund (the "Fund") from August 31, 1989(/2/) to August 31, 1999, compared to a hypothetical investment of $10,000 in the Russell 2000 Small Stock Index (RU2)(/3/) and the Lipper Small-Cap Fund Average
(LSCFA)(/4/).

Graphic representation omitted. See Appendix E.

  Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) The Fund's performance assumes the reinvestment of all dividends and distributions. The RU2 and the LSCFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
(2) The Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 8/31/89 to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
(3) The RU2 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged and investments cannot be made in an index.
(4) The LSCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.



Great Plains Premier Fund (With Sales Charge)
--------------------------------------------------------------------------------
            Growth of $10,000 Invested in Great Plains Premier Fund The graph below illustrates the hypothetical investment of $10,000(/1/) in the Great Plains Premier Fund (the "Fund") from August 31, 1989(/2/) to August 31, 1999, compared to a hypothetical investment of $10,000 in the Russell 2000 Small Stock Index (RU2)(/3/) and the Lipper Small-Cap Fund Average
(LSCFA)(/4/).

Graphic representation omitted. See Appendix F.

  Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Represents a hypothetical investment of $10,000 in the Fund (net investment of $9,700 after deducting the maximum sales charge of 3.00%). The Fund's performance assumes the reinvestment of all dividends and distributions. The RU2 and the LSCFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
(2) The Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 8/31/89 to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
(3) The RU2 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged and investments cannot be made in an index.
(4) The LSCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
(5) The total return quoted incorporates the 3.00% sales charge.


Great Plains Intermediate Bond Fund
(Without Sales Charge)
--------------------------------------------------------------------------------
       Growth of $10,000 Invested in Great Plains Intermediate Bond Fund

  The graph below illustrates the hypothetical investment of $10,000(/1/) in the Great Plains Intermediate Bond Fund (the "Fund") from August 31, 1989(/2/) to August 31, 1999, compared to a hypothetical investment of $10,000 in the Lehman Brothers Government/Corporate Index 5-10 (LGCI)(/3/) and the Lipper
Intermediate Investment Grade Average (LIIGA)(/4/).


Graphic representation omitted. See Appendix G.

  Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) The Fund's performance assumes the reinvestment of all dividends and distributions. The LGCI and the LIIGA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
(2) The Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 8/31/89 to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
(3) The LGCI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged, and investments cannot be made in an index.
(4) The LIIGA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.


Great Plains Intermediate Bond Fund
(With Sales Charge)
--------------------------------------------------------------------------------
       Growth of $10,000 Invested in Great Plains Intermediate Bond Fund The graph below illustrates the hypothetical investment of $10,000(/1/) in the Great Plains Intermediate Bond Fund (the "Fund") from August 31, 1989(/2/) to August 31, 1999, compared to a hypothetical investment of $10,000 in the Lehman Brothers Government/Corporate Index 5-10 (LGCI)(/3/) and the Lipper Intermediate Investment Grade Average (LIIGA)(/4/).

Graphic representation omitted. See Appendix H.

  Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Represents a hypothetical investment of $10,000 in the Fund (net investment of $9,700 after deducting the maximum sales charge of 3.00%). The Fund's performance assumes the reinvestment of all dividends and distributions. The LGIC and LIIGA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
(2) The Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 8/31/89 to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
(3) The LGCI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged, and investments cannot be made in an index.
(4) The LIIGA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
(5) The total return quoted incorporates the 3.00% sales charge.


Great Plains Tax-Free Bond Fund
(Without Sales Charge)
--------------------------------------------------------------------------------
         Growth of $10,000 Invested in Great Plains Tax-Free Bond Fund The graph below illustrates the hypothetical investment of $10,000(/1/) in the Great Plains Tax-Free Bond Fund (the "Fund") from August 31, 1989(/2/) to August 31, 1999, compared to a hypothetical investment of $10,000 in the Lehman Brothers Municipal Index/7-Year (LB7GO)(/3/) and the Lipper Intermediate Municipal Debt Average (LIMA)(/4/).

Graphic representation omitted. See Appendix I.

  Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) The Fund's performance assumes the reinvestment of all dividends and distributions. The LB7GO and the LIMA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
(2) The Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 8/31/89 to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
(3) The LB7GO is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged, and investments cannot be made in an index.
(4) The LIMA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.


Great Plains Tax-Free Bond Fund
(With Sales Charge)
--------------------------------------------------------------------------------
         Growth of $10,000 Invested in Great Plains Tax-Free Bond Fund The graph below illustrates the hypothetical investment of $10,000(/1/) in the Great Plains Tax-Free Bond Fund (the "Fund") from August 31, 1989(/2/) to August 31, 1999, compared to a hypothetical investment of $10,000 in the Lehman Brothers Municipal Index/7-Year (LB7GO)(/3/) and the Lipper Intermediate Municipal Debt Average (LIMA)(/4/).

Graphic representation omitted. See Appendix J.

  Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Represents a hypothetical investment of $10,000 in the Fund. Net investment of $9,700 after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB7GO and the LIMA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
(2) The Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 8/31/89 to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
(3) The LB7GO is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged, and investments cannot be made in an index.
(4) The LIMA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.
(5) The total return quoted incorporates the 3.00% sales charge.


Great Plains Equity Fund
Portfolio of Investments
August 31, 1999
--------------------------------------------------------------------------------
                    See Notes to Portfolios of Investments.

                                                                       Market
   Shares                                                              Value
 ---------- -----------------------------------------------------   ------------
 Common Stocks (60.0%)
 Automotive (1.8%)
    236,445 Keystone Automotive Industries, Inc.*................   $  3,428,453
                                                                    ------------
 Banking (0.6%)
     33,280 Commercial Federal Corp..............................        773,760
     10,000 Wells Fargo Co.......................................        398,125
                                                                    ------------
  Total...........................................................     1,171,885
                                                                    ------------
 Chemicals (1.3%)
    154,350 Lilly Industries, Inc., Class A......................      2,450,306
                                                                    ------------
 Computer Services (3.1%)
    276,000 Wallace Computer Services, Inc.......................      5,899,500
                                                                    ------------
 Consumer Durables (1.9%)
    158,425 HON Industries, Inc..................................      3,732,889
                                                                    ------------
 Consumer Services (6.5%)
    171,850 Block (H&R), Inc.....................................      9,559,156
    110,510 Manpower, Inc........................................      2,983,770
                                                                    ------------
  Total...........................................................    12,542,926
                                                                    ------------
 Finance-Insurance (4.0%)
     83,285 20th Century Industries..............................      1,561,594
     95,674 Allstate Corp........................................      3,139,303
      6,000 MBIA Insurance Corp..................................        311,250
     90,530 Mercury General Corp.................................      2,738,533
                                                                    ------------
  Total...........................................................     7,750,680
                                                                    ------------
 Finance-Investments (3.6%)
        107 Berkshire Hathaway, Inc., Class A*...................      6,869,400
                                                                    ------------
 Finance-Services (0.9%)
     60,000 Fair Isaac & Co., Inc................................      1,695,000
                                                                    ------------
 Food & Tobacco (2.9%)
     13,000 ConAgra, Inc.........................................        318,500
    141,600 Philip Morris Co., Inc...............................      5,301,150
                                                                    ------------
  Total...........................................................     5,619,650
                                                                    ------------
 Government Agencies (6.6%)
    152,000 Federal Home Loan Mortgage Corp......................      7,828,000
     79,135 Federal National Mortgage Association................      4,916,262
                                                                    ------------
  Total...........................................................    12,744,262
                                                                    ------------

 Principal
   Amount                                                              Market
 or Shares                                                             Value
 ---------- -----------------------------------------------------   ------------
 Common Stocks, continued
 Healthcare & Medical Supplies (1.7%)
     40,800 Aetna, Inc...........................................   $  3,172,200
                                                                    ------------
 Leisure & Recreation (10.1%)
    162,102 Carnival Corp., Class A..............................      7,243,933
     59,800 Disney (Walt) Co.....................................      1,659,450
    429,675 Hasbro, Inc..........................................     10,500,183
                                                                    ------------
  Total...........................................................    19,403,566
                                                                    ------------
 Paper (0.2%)
     28,600 Wausau-Mosinee Paper Corp............................        393,250
                                                                    ------------
 Retail (0.2%)
      9,000 Newell Rubbermaid, Inc...............................        369,000
                                                                    ------------
 Technology (4.7%)
    425,565 Vishay Intertechnology, Inc.*........................      9,123,050
                                                                    ------------
 Telecommunications (4.6%)
    131,427 Alltel Corp..........................................      8,887,751
                                                                    ------------
 Trucking (3.6%)
    327,687 Werner Enterprises, Inc..............................      6,932,627
                                                                    ------------
 Utilities (1.7%)
    115,400 MidAmerican Energy Holdings Co.*.....................      3,303,325
                                                                    ------------
  Total Common Stocks
  (identified cost $77,525,627)...................................   115,489,720
                                                                    ------------
 Mutual Fund Shares (34.8%)
  2,232,509 Northern Institutional Diversified Assets Fund.......      2,232,509
  5,952,217 Great Plains International Equity Fund...............     64,700,594
                                                                    ------------
  Total Mutual Fund Shares
  (identified cost $44,942,535)...................................    66,933,103
                                                                    ------------
 U.S. Treasury Bills (3.1%)
 $2,000,000 due 10/7/1999........................................      1,990,820
  2,000,000 due 12/2/1999........................................      1,975,260
  2,000,000 due 2/17/2000........................................      1,953,440
                                                                    ------------
  Total U.S. Treasury Bills
  (identified cost $5,920,725)....................................     5,919,520
                                                                    ------------
  Total Investments
  (identified cost $128,388,887)..................................  $188,342,343
                                                                    ============


Great Plains International Equity Fund
Portfolio of Investments
August 31, 1999
--------------------------------------------------------------------------------
                    See Notes to Portfolios of Investments.

                                                                  Market Value
   Shares                                                        in U.S. Dollars
 ---------- --------------------------------------------------   ---------------
 Common Stocks (87.0%)
 Automotive (7.5%)
    140,276 Autoliv, Inc., ADR................................     $ 4,865,824
                                                                   -----------
 Broadcasting (1.5%)
     13,480 Canal Plus........................................         929,740
                                                                   -----------
 Capital Equipment (5.2%)
     26,388 ABB Ltd.*.........................................       2,711,557
     17,000 Draka Holding N.V.................................         678,875
                                                                   -----------
  Total........................................................      3,390,432
                                                                   -----------
 Consumer Products (5.9%)
    306,710 Reckitt & Colman PLC..............................       3,824,123
                                                                   -----------
 Finance-Insurance (15.7%)
     61,584 20th Century Industries...........................       1,154,700
    133,260 SCOR SA...........................................       6,656,558
      5,500 SCOR SA, ADR......................................         271,563
     95,350 Sumitomo Marine & Fire............................         619,184
     58,075 Tokio Marine and Fire Insurance Co................         685,204
    115,150 Yasuda Fire & Marine Insurance Co.................         793,048
                                                                   -----------
  Total........................................................     10,180,257
                                                                   -----------
 Health Care & Medical Supplies (3.6%)
     44,700 Pharmacia & Upjohn, Inc...........................       2,335,575
                                                                   -----------
 Industrial Services (4.5%)
      1,900 Schindler Holding Ltd.............................       2,898,922
                                                                   -----------
 International Oil (4.9%)
     51,604 Royal Dutch Petroleum N.V., ADR...................       3,192,998
                                                                   -----------
 Mining (4.3%)
    103,000 De Beers Cons'D Mines, ADR........................       2,800,313
                                                                   -----------
 Printing & Publishing (18.7%)
     10,480 Edipresse SA......................................       3,775,765
    292,800 NV Holdingmaatschappij de Telegraaf...............       5,575,290
    133,700 Pearson PLC.......................................       2,757,539
                                                                   -----------
  Total........................................................     12,108,594
                                                                   -----------

 Principal
   Amount                                                        Market Value
 or Shares                                                      in U.S. Dollars
 ---------- -------------------------------------------------   ---------------
 Common Stocks, continued
 Technology (7.6%)
     31,100 OY Nokia AB, Class A, ADR........................     $ 2,592,962
     22,770 Philips Electronics N.V., ADR....................       2,341,041
                                                                  -----------
  Total.......................................................      4,934,003
                                                                  -----------
 Telecommunications (7.6%)
     84,000 Hellenic Telecommunication Organization SA (OTE).       1,743,190
    312,378 Telecom Italia SpA...............................       3,149,178
                                                                  -----------
  Total.......................................................      4,892,368
                                                                  -----------
  Total Common Stocks
  (identified cost $37,503,881)...............................     56,353,149
                                                                  -----------
 Mutual Fund Shares (2.1%)
  1,346,645 Northern Institutional Diversified Assets Fund
             (at identified cost)............................       1,346,645
                                                                  -----------
 U.S. Treasury Bills (10.0%)
 $  500,000 due 9/2/1999.....................................         499,947
  1,500,000 due 9/16/1999....................................       1,496,925
  1,000,000 due 10/7/1999....................................         995,410
    500,000 due 11/12/1999...................................         495,270
  3,000,000 due 12/9/1999....................................       2,960,070
                                                                  -----------
  Total U.S. Treasury Bills
  (identified cost $6,450,134)................................      6,447,622
                                                                  -----------
  Total Investments
  (identified cost $45,300,660)...............................    $64,147,416
                                                                  ===========


Great Plains Premier Fund
Portfolio of Investments
August 31, 1999
--------------------------------------------------------------------------------
                    See Notes to Portfolios of Investments.

                                                                       Market
   Shares                                                               Value
 ---------- ------------------------------------------------------   -----------
 Common Stocks (88.8%)
 Automotive (6.7%)
     99,000 Keystone Automotive Industries, Inc.*.................   $ 1,435,500
    103,390 Motorcar Parts and Accessories, Inc.*.................       206,780
                                                                     -----------
  Total............................................................    1,642,280
                                                                     -----------
 Banking (3.4%)
     35,310 Commercial Federal Corp...............................       820,958
                                                                     -----------
 Chemicals (3.8%)
     58,000 Lilly Industries, Inc., Class A.......................       920,750
                                                                     -----------
 Computer Services (3.1%)
     35,000 Wallace Computer Services, Inc........................       748,125
                                                                     -----------
 Consumer Durables (2.7%)
     39,250 CompX International, Inc..............................       667,250
                                                                     -----------
 Consumer Services (5.3%)
    155,450 Personnel Group of America, Inc.......................     1,301,894
                                                                     -----------
 Finance-Insurance (1.5%)
     18,950 20th Century Industries...............................       355,313
                                                                     -----------
 Finance-Services (16.8%)
     42,550 Duff & Phelps Credit Rating...........................     3,239,119
     30,430 Fair Isaac & Co., Inc.................................       859,648
                                                                     -----------
  Total............................................................    4,098,767
                                                                     -----------
 Healthcare & Medical Supplies (2.4%)
     27,480 Corvel Corp.*.........................................       582,233
                                                                     -----------
 Papers (6.3%)
     51,000 Schweitzer-Mauduit International, Inc.................       691,688
     61,400 Wausau-Mosinee Paper Corp.............................       844,250
                                                                     -----------
  Total............................................................    1,535,938
                                                                     -----------
 Printing & Publishing (9.1%)
      3,800 Edipresse SA..........................................     1,369,075
     45,500 NV Holdingmaatschappij de Telegraaf...................       866,379
                                                                     -----------
  Total............................................................    2,235,454
                                                                     -----------

 Principal
   Amount                                                             Market
 or Shares                                                             Value
 ---------- -----------------------------------------------------   -----------
 Common Stocks, continued
 Retail (1.9%)
     27,245 Buckle, Inc..........................................   $   459,758
                                                                    -----------
 Technology (10.1%)
     74,690 New Horizons Worldwide, Inc.*........................     1,260,393
     56,415 Vishay Intertechnology, Inc.*........................     1,209,397
                                                                    -----------
  Total...........................................................    2,469,790
                                                                    -----------
 Telecommunications (4.9%)
    113,620 West TeleServices Corp...............................     1,207,213
                                                                    -----------
 Transportation (4.1%)
     30,225 Air Express International Corp.......................       738,623
     11,500 Hub Group, Inc.......................................       265,937
                                                                    -----------
  Total...........................................................    1,004,560
                                                                    -----------
 Trucking (6.7%)
     77,775 Werner Enterprises, Inc..............................     1,645,426
                                                                    -----------
  Total Common Stocks
  (identified cost $20,861,058)...................................   21,695,709
                                                                    -----------
 Mutual Fund Shares (4.3%)
  1,062,424 Northern Institutional Diversified Assets Fund (at
             identified cost)....................................     1,062,424
                                                                    -----------
 U.S. Treasury Bills (7.7%)
 $  850,000 due 9/2/1999.........................................       849,881
    500,000 due 10/7/1999........................................       497,705
    300,000 due 11/12/1999.......................................       297,162
    250,000 due 12/2/1999........................................       246,907
                                                                    -----------
  Total U.S. Treasury Bills
  (identified cost $1,891,715)....................................    1,891,655
                                                                    -----------
  Total Investments
  (identified cost $23,815,197)...................................  $24,649,788
                                                                    ===========



Great Plains Intermediate Bond Fund
Portfolio of Investments
August 31, 1999
--------------------------------------------------------------------------------
                    See Notes to Portfolios of Investments.

 Principal                                                            Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   -----------
 Corporate Bonds (37.8%)
 Finance (18.6%)
 $2,000,000 ABN-AMRO Bank NV, Chicago, Sub. Note, 6.625%,
             10/31/2001..........................................   $ 1,999,960
  1,000,000 AON Corp., Note, 6.30%, 1/15/2004....................       976,870
  1,000,000 Associates Corp. of North America, Sr. Note, 7.50%,
             4/15/2002...........................................     1,017,610
  2,000,000 Bayerische Landesbank-NY, Sub. Note, 6.375%,
             10/15/2005..........................................     1,929,820
  2,000,000 Bear Stearns Cos., Inc., Note, 7.00%, 3/1/2007.......     1,955,700
  2,000,000 Ford Motor Credit Corp., Note, 6.625%, 6/30/2003.....     1,974,300
  1,000,000 Ford Motor Credit Corp., Note, 7.00%, 9/25/2001......     1,006,200
  1,000,000 Ford Motor Credit Corp., Note, 7.50%, 1/15/2003......     1,015,540
  2,000,000 General Motors Acceptance Corp., Note, 6.875%,
             7/15/2001...........................................     2,007,560
  1,000,000 Household Finance Corp., Note, 7.20%, 7/15/2006......       992,960
  1,000,000 IBM Credit Corp., Note, 6.20%, 8/28/2000.............     1,002,440
  1,000,000 International Lease Finance Corp., Note, 6.625%,
             8/15/2000...........................................     1,004,000
  1,000,000 International Lease Finance Corp., Note, 6.875%,
             5/1/2001............................................     1,007,410
  2,000,000 Merrill Lynch & Co., Inc., Note, 6.25%, 1/15/2006....     1,920,820
  2,000,000 Northern Trust Corp., Note, 7.30%, 9/15/2006.........     2,006,440
  2,000,000 Norwest Corp., Note, 6.625%, 3/15/2003...............     1,994,660
                                                                    -----------
  Total...........................................................   23,812,290
                                                                    -----------
 Industrials (17.0%)
  1,000,000 Anheuser-Busch Cos., Inc., Note, 7.00%, 9/1/2005.....     1,005,870
  2,000,000 Campbell Soup Co., Note, 6.90%, 10/15/2006...........     2,017,660

 Principal                                                            Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   -----------
 Corporate Bonds, continued
 Industrials, continued
 $1,000,000 DaimlerChrysler AG, Note, 6.90%, 9/1/2004............   $   995,840
  1,500,000 Deere & Co., Note, 6.55%, 7/15/2004..................     1,473,600
  2,000,000 Disney (Walt) Co., Bond, 6.75%, 3/30/2006............     1,986,280
  1,000,000 E.W. Scripps Co., Note, 6.375%, 10/15/2002...........       995,880
  1,000,000 First Data Corp., Note, 6.625%, 4/1/2003.............     1,003,230
  1,000,000 Hertz Corp., Note, 7.625%, 8/15/2007.................     1,017,480
  1,500,000 Honeywell, Inc., Note, 7.125%, 4/15/2008.............     1,501,260
  2,000,000 Lucent Technologies, Inc., Note, 6.90%, 7/15/2001....     2,020,260
  2,000,000 Philip Morris Cos., Inc., Note, 7.50%, 1/15/2002.....     2,025,540
  1,500,000 Pitney Bowes, Inc., Note, 5.95%, 2/1/2005............     1,442,970
  1,500,000 Rockwell International Corp., Note, 6.15%, 1/15/2008.     1,419,225
  1,000,000 Sony Corp., Bond, 6.125%, 3/4/2003...................       983,520
  2,000,000 Texaco Capital, Inc., Note, 6.00%, 6/15/2005.........     1,917,840
                                                                    -----------
  Total...........................................................   21,806,455
                                                                    -----------
 Utilities (2.2%)
  1,000,000 AT&T Corp., Bond, 6.00%, 3/15/2009...................       926,010
  1,000,000 Cox Communications, Inc., Bond, 7.00%, 8/15/2001.....     1,000,310
  1,000,000 GTE South, Inc., Deb., 6.00%, 2/15/2008..............       929,150
                                                                    -----------
  Total...........................................................    2,855,470
                                                                    -----------
  Total Corporate Bonds
  (identified cost $47,948,620)...................................   48,474,215
                                                                    -----------


Great Plains Intermediate Bond Fund
--------------------------------------------------------------------------------
                    See Notes to Portfolios of Investments.

 Principal                                                             Market
  Amount                                                               Value
 ---------- -----------------------------------------------------   ------------
 Government Agencies (24.8%)
 Federal Home Loan Bank (9.0%)
 $1,000,000 5.50%, 8/13/2001.....................................   $    987,110
  1,000,000 5.625%, 3/19/2001....................................        993,180
  2,000,000 6.00%, 8/15/2002.....................................      1,981,860
  1,500,000 6.50%, 8/14/2009.....................................      1,453,050
  1,000,000 7.01%, 6/14/2006.....................................      1,018,720
  3,000,000 7.20%, 6/14/2011.....................................      3,073,770
  2,000,000 7.70%, 9/20/2004.....................................      2,091,380
                                                                    ------------
  Total...........................................................    11,599,070
                                                                    ------------
 Federal Home Loan Mortgage Corporation (5.6%)
  1,000,000 6.125%, 7/14/2003....................................        999,960
  2,000,000 6.48%, 12/5/2011.....................................      1,929,380
  4,000,000 7.93%, 1/20/2005.....................................      4,231,880
                                                                    ------------
  Total...........................................................     7,161,220
                                                                    ------------
 Federal National Mortgage Association (7.8%)
  1,670,000 5.125%, 2/13/2004....................................      1,575,662
  1,000,000 5.91%, 8/25/2003.....................................        975,820
  3,000,000 6.625%, 9/15/2009....................................      2,942,940
  1,000,000 7.93%, 2/14/2025.....................................      1,112,310
  2,000,000 8.20%, 3/10/2016.....................................      2,260,320
  1,000,000 8.43%, 11/18/2024....................................      1,169,390
                                                                    ------------
  Total...........................................................    10,036,442
                                                                    ------------
 Student Loan Marketing Association (2.4%)
  3,000,000 7.30%, 8/1/2012......................................      3,098,640
                                                                    ------------
  Total Government Agencies
  (identified cost $29,720,851)...................................    31,895,372
                                                                    ------------
 Mortgage Backed Securities (15.3%)
 Federal Home Loan Mortgage Corporation (8.1%)
    433,675 6.50%, 3/1/2003......................................        425,002
    900,361 6.50%, 4/1/2003......................................        882,353
  1,051,582 6.50%, 9/1/2010......................................      1,022,012
  1,355,142 6.50%, 2/1/2011......................................      1,317,036
  1,103,858 6.50%, 2/1/2011......................................      1,072,817
  1,488,739 6.50%, 1/1/2026......................................      1,410,580
    538,699 7.00%, 6/1/2003......................................        536,006
    725,866 7.00%, 3/1/2011......................................        719,972
  1,210,367 7.00%, 12/1/2011.....................................      1,200,539
    761,084 7.00%, 8/1/2015......................................        747,049
    218,226 7.50%, 5/1/2000......................................        220,748
    767,999 7.50%, 5/1/2016......................................        763,683
                                                                    ------------
  Total...........................................................    10,317,797
                                                                    ------------

 Principal                                                             Market
  Amount                                                               Value
 ---------- -----------------------------------------------------   ------------
 Mortgage Backed Securities, continued
 Federal National Mortgage Association (4.5%)
 $  674,363 7.00%, 8/1/2001......................................   $    670,782
  1,292,338 7.00%, 3/1/2004......................................      1,285,476
  1,309,484 7.00%, 5/1/2016......................................      1,284,931
  1,995,955 7.00%, 8/1/2019......................................      1,938,571
    579,458 8.00%, 7/1/2014......................................        593,220
                                                                    ------------
  Total...........................................................     5,772,980
                                                                    ------------
 Government National Mortgage Association (2.7%)
  2,230,202 6.50%, 2/20/2026.....................................      2,094,293
     33,074 7.50%, 5/15/2023.....................................         32,795
     84,872 7.50%, 1/15/2024.....................................         84,156
    871,413 7.50%, 8/20/2025.....................................        860,250
     37,260 8.50%, 8/15/2016.....................................         38,553
     90,362 8.50%, 8/15/2016.....................................         93,497
     26,822 9.00%, 1/15/2004.....................................         28,087
     39,177 9.00%, 2/15/2017.....................................         41,124
     27,167 9.00%, 9/15/2019.....................................         28,517
     20,815 9.00%, 9/15/2019.....................................         21,849
      3,886 9.50%, 9/15/2019.....................................          4,167
     28,293 9.50%, 9/15/2021.....................................         30,344
      6,976 10.00%, 4/15/2001....................................          7,335
      5,650 10.00%, 9/15/2003....................................          5,941
     56,756 10.00%, 12/15/2018...................................         61,776
      1,497 10.00%, 5/15/2019....................................          1,629
      6,907 10.00%, 5/15/2020....................................          7,518
     62,033 11.50%, 10/15/2010...................................         69,516
                                                                    ------------
  Total...........................................................     3,511,347
                                                                    ------------
  Total Mortgage Backed Securities (identified cost $23,031,617)..    19,602,124
                                                                    ------------
 U.S. Treasury Securities (16.2%)
  2,000,000 5.875%, 2/15/2004....................................      1,995,680
  1,000,000 6.25%, 2/15/2003.....................................      1,009,200
  2,000,000 6.25%, 2/15/2007.....................................      2,007,000
  1,000,000 6.50%, 5/15/2005.....................................      1,018,910
  1,000,000 7.00%, 7/15/2006.....................................      1,044,670
  1,000,000 7.25%, 8/15/2004.....................................      1,051,970
  3,250,000 7.50%, 11/15/2001....................................      3,363,717
  1,500,000 7.50%, 2/15/2005.....................................      1,596,120
    600,000 8.00%, 5/15/2001.....................................        621,630
  1,000,000 8.00%, 11/15/2021....................................      1,177,490
    550,000 8.25%, 5/15/2005.....................................        559,124
  2,000,000 8.75%, 5/15/2020.....................................      2,510,500
  2,600,000 9.125%, 5/15/2009....................................      2,895,698
                                                                    ------------
  Total U.S. Treasury Securities
  (identified cost $20,179,237)...................................    20,851,709
                                                                    ------------


Great Plains Intermediate Bond Fund
--------------------------------------------------------------------------------
                    See Notes to Portfolios of Investments.

 Principal                                                             Market
  Amount                                                               Value
 ---------- -----------------------------------------------------   ------------
 Commercial Paper (7.0%)
 $1,000,000 Associates First Capital BV, 9/15/1999...............   $    997,962
  1,000,000 Ford Motor Credit Co., 9/22/1999.....................        996,949
  4,000,000 General Electric Capital Corp., 9/1/1999-9/9/1999....      3,997,854
  3,000,000 General Motors Acceptance Corp., 9/2/1999-9/7/1999...      2,998,143
                                                                    ------------
  Total Commercial Paper (at identified cost).....................     8,990,908
                                                                    ------------

                                                                      Market
   Shares                                                             Value
 ---------- ----------------------------------------------------   ------------
 Mutual Fund Shares (1.8%)
 $2,335,566 Northern Institutional Diversified Assets Fund
             (at identified cost)...............................   $  2,335,566
                                                                   ------------
  Total Investments
  (identified cost $132,206,799).................................  $132,149,894
                                                                   ============


Great Plains Tax-Free Bond Fund
Portfolio of Investments
August 31, 1999
--------------------------------------------------------------------------------
                    See Notes to Portfolios of Investments.

 Principal                                                  Credit    Market
   Amount                                                  Rating**    Value
 ---------- --------------------------------------------   -------- -----------
 Long-term Municipals (97.1%)
 Arizona (1.2%)
 $  500,000 Arizona State Transportation Board, Revenue
             Bonds, 5.25%, 7/1/2007.....................     AAA    $   512,700
    300,000 Tempe, AZ, GO, 6.00%, 7/1/2005..............     AA+        314,630
                                                                    -----------
  Total..................................................               827,330
                                                                    -----------
 California (0.2%)
    150,000 California Health Facilities Financing
             Authority, Revenue Bonds, (CedarKnoll,
             Inc.)/(California Mortgage Insurance INS),
             7.20%, 8/1/2002............................      A+        157,634
                                                                    -----------
 Florida (1.1%)
    300,000 Daytona Beach, FL, Revenue Bonds, (AMBAC),
             5.30%, 11/15/2001..........................     AAA        307,785
    450,000 Florida State Board of Education
             Administration, GO, 5.40%, 6/1/2004........     AAA        468,050
                                                                    -----------
  Total..................................................               775,835
                                                                    -----------
 Guam (0.7%)
    500,000 Guam Power Authority, Refunding Revenue
             Bonds, (AMBAC), 5.00%, 10/1/2020...........     AAA        467,524
                                                                    -----------
 Illinois (3.0%)
    500,000 Central Lake County, IL Joint Action Water
             Agency, Revenue Bonds, (FGIC), 5.40%
             5/1/2007...................................     AAA        518,205

 Principal                                                  Credit    Market
   Amount                                                  Rating**    Value
 ---------- --------------------------------------------   -------- -----------
 Long-term Municipals, continued
 Illinois, continued
 $  400,000 Chicago, IL Metropolitan Water Reclamation
             District, GO, 5.45%, 12/1/2001.............      AA    $   411,076
    500,000 Illinois State, GO, 5.40%, 4/1/2006.........      AA        518,885
    600,000 Palatine, IL, Revenue Bonds (FNMA COL),
             5.50%, 12/1/2026...........................     AAA        615,576
                                                                    -----------
  Total..................................................             2,063,742
                                                                    -----------
 Indiana (1.4%)
  1,000,000 Indiana Municipal Power Agency, Revenue
             Bonds, (MBIA), 5.30%, 1/1/2020.............     AAA        940,549
                                                                    -----------
 Iowa (2.7%)
    345,000 Cedar Rapids, IA, GO, 5.00%, 6/1/2008.......     Aaa        346,335
    500,000 Sioux City, IA, GO, 6.20%, 6/1/2004.........     AA-        529,290
  1,000,000 University of Iowa, Revenue Bonds, (Medical
             Education and Biomed Facilities Project)/
             (AMBAC), 5.10%, 6/1/2018...................     AAA        941,550
                                                                    -----------
  Total..................................................             1,817,175
                                                                    -----------
 Maine (0.4%)
    250,000 Maine State, GO, 5.40%, 3/1/2000............     AA+        252,194
                                                                    -----------
 Maryland (0.5%)
    300,000 Baltimore, MD, Revenue Bonds, (FGIC) , 5.80%
             7/1/2002...................................     AAA        312,554
                                                                    -----------



Great Plains Tax-Free Bond Fund
--------------------------------------------------------------------------------
                    See Notes to Portfolios of Investments.

 Principal                                                  Credit    Market
   Amount                                                  Rating**    Value
 ---------- --------------------------------------------   -------- -----------
 Long-term Municipals, continued
 Massachusetts (1.5%)
 $1,000,000 Massachusetts State, GO, 5.50%, 6/15/2014...     Aa3    $ 1,005,340
                                                                    -----------
 Michigan (0.9%)
    400,000 Maruette & Baraga Counties, MI, Nice
             Community School District, GO, (MBIA),
             5.25%, 5/1/2008............................     AAA        408,196
    200,000 Wayne Westland Community Schools, MI, GO,
             (Q-SBLF), 5.00%, 5/1/2002..................      AA        202,196
                                                                    -----------
  Total..................................................               610,392
                                                                    -----------
 Minnesota (2.2%)
  1,000,000 Minneapolis Special School District No.1,
             MN, GO, 5.00%, 2/1/2010....................     AA+        997,150
    500,000 North St. Paul-Maplewood, MN, ISD 622,
             (MBIA), 6.10%, 2/1/2004....................     AAA        532,545
                                                                    -----------
  Total..................................................             1,529,695
                                                                    -----------
 Missouri (0.7%)
    500,000 Missouri State, GO, 5.00%, 8/1/2003.........     AAA        510,375
                                                                    -----------
 Nebraska (58.8%)
    500,000 American Public Energy Agency, NE, Revenue
             Bonds, (Nebraska Public Gas Agency)/
             (AMBAC), 4.30%, 3/1/2011...................     AAA        453,935
    750,000 American Public Energy Agency, NE, Revenue
             Bonds, (Nebraska Public Gas Agency)/
             (AMBAC), 5.25%, 6/1/2011...................     AAA        747,660

 Principal                                                   Credit    Market
   Amount                                                   Rating**    Value
 ---------- ---------------------------------------------   -------- -----------
 Long-term Municipals, continued
 Nebraska, continued
 $1,000,000 Cass County, NE School District No. 1, GO,
             (AMBAC), 5.00%, 12/15/2014..................     AAA    $   940,290
    300,000 Cornhusker, NE, Public Power District,
             Revenue Bonds, 5.20%, 3/1/2003..............      A+        307,953
  1,450,000 Douglas County, NE Hospital Authority No. 2,
             (Immanuel Medical Center Revenue Bonds)/
             (AMBAC), 5.125%, 9/1/2012...................     AAA      1,416,404
    500,000 Douglas County, NE, Hospital Authority No. 2,
             Revenue Bonds, (Catholic Health Corp.)/
             (MBIA), 5.00%, 11/15/2000...................     AAA        506,090
  1,000,000 Douglas County, NE, School District No. 17,
             GO, (FGIC), 5.00%, 11/15/2013...............     AAA        964,920
    750,000 Douglas County, NE, School District No. 17,
             GO, 5.30%, 10/1/2007........................      A+        758,535
    500,000 Douglas County, NE, School District No. 17,
             GO, (MBIA), 5.50%, 6/15/2004................     AAA        505,355
    300,000 Douglas County, NE, GO, 4.95%, 7/1/2003......     AA+        306,009
    400,000 Douglas County, NE, Revenue Bonds, (Joslyn
             Museum)/ (Norwest Bank LOC), 4.75%,
             5/1/2000....................................     AA-        402,496



Great Plains Tax-Free Bond Fund
--------------------------------------------------------------------------------
                    See Notes to Portfolios of Investments.

 Principal                                                   Credit    Market
   Amount                                                   Rating**    Value
 ---------- ----------------------------------------------  -------- -----------
 Long-term Municipals, continued
 Nebraska, continued
 $  520,000 Gage County, NE, School District No. 15, GO ,
             (AMBAC), 5.50%, 12/15/2009...................    AAA    $   530,140
    500,000 Grand Island, NE, Revenue Bonds, 5.60%,
             4/1/2006.....................................      A        520,495
    500,000 Grand Island, NE, Revenue Bonds, 5.75%,
             4/1/2007.....................................      A        521,545
    200,000 Grand Island, NE, Revenue Bonds, (Refunded),
             6.00%, 9/1/2000..............................     A+        202,000
    500,000 Hall County, NE, School District No. 2, GO,
             4.70%, 12/1/2003.............................     A1        506,210
    500,000 Hall County, NE, School District No. 2, GO,
             4.70%, 12/1/2005.............................     A1        502,390
    400,000 Hall County, NE, School District No. 2, GO ,
             5.00%, 8/15/2008.............................     A1        400,764
    500,000 Hastings, NE, Revenue Bonds, 4.65%, 1/1/2004..      A        502,600
    300,000 Hastings, NE, Revenue Bonds, 5.20%, 1/1/2000..      A        301,506
  1,000,000 Lancaster County, NE, Hospital Authority No.
             1, Revenue Bonds, (Bryan Memorial Hospital
             Project)/(MBIA), 5.10%, 6/1/2010.............    AAA        991,360
    250,000 Lancaster County, NE, Hospital Authority No.
             1, Revenue Bonds, (MBIA), 5.90%, 6/1/2000....    AAA        254,130

 Principal                                                  Credit    Market
   Amount                                                  Rating**    Value
 ---------- --------------------------------------------   -------- -----------
 Long-term Municipals, continued
 Nebraska, continued
 $2,000,000 Lancaster County, NE, School District No. 1,
             GO, (Lincoln Public Schools), 5.00%,
             1/15/2009..................................     AAA    $ 2,000,600
    600,000 Lancaster County, NE, School District No.
             145 Waverly, GO, (AMBAC.), 5.70%,
             12/1/2016..................................     AAA        607,104
  1,500,000 Lincoln, NE, Electric Systems, 5.00%,
             9/1/2006...................................      AA      1,523,685
  1,500,000 Lincoln, NE, Electric Systems, 5.30%,
             9/1/2009...................................      AA      1,522,695
    400,000 Lincoln, NE, Electric Systems, 5.40%,
             9/1/2004...................................     AA+        419,788
    500,000 Lincoln, NE, Electric Systems, 5.40%,
             9/1/2010...................................      AA        507,285
    300,000 Lincoln, NE,Hospital, (FSA), 5.60%,
             12/1/2003..................................     AAA        317,262
  1,000,000 Lincoln, NE, Parking, Refunding Revenue
             Bonds, 5.375%, 8/15/2014...................       A        996,920
    400,000 Lincoln, NE, Waterworks, 4.80%, 8/15/2002...     AA+        405,988
    500,000 Lincoln, NE, Waterworks, 5.30%, 8/15/2009...     AA+        507,760
    300,000 Lincoln, NE, GO, 4.50% , 9/1/1999...........     AAA        300,000
  1,000,000 Lincoln, NE, GO, 4.75%, 8/15/2019...........     AAA        887,060
    200,000 Lincoln, NE, GO, 4.80%, 5/1/2003............     AAA        200,066
    500,000 Lincoln-Lancaster County, NE, Public
             Building Commission, 5.25%, 10/15/2008.....     AA+        512,905



Great Plains Tax-Free Bond Fund
--------------------------------------------------------------------------------
                    See Notes to Portfolios of Investments.

 Principal                                                    Credit    Market
   Amount                                                    Rating**    Value
 ---------- ----------------------------------------------   -------- -----------
 Long-term Municipals, continued
 Nebraska, continued
 $  250,000 Lincoln-Lancaster County, NE, Public Building
             Commission, 5.80%, 10/15/2018................      AA+   $   253,070
    400,000 Madison County, NE, School District No. 2, GO,
             (AMBAC), 5.10%, 6/1/2009.....................      AAA       400,900
    400,000 Municipal Energy Agency of Nebraska, (AMBAC),
             5.40%, 4/1/2003..............................      AAA       412,912
    500,000 Nebraska Educational Finance Authority,
             College & University Revenue Bonds,
             (Creighton University Project)/ (MBIA),
             5.60%, 11/1/2003.............................      AAA       501,640
    125,000 Nebraska Elementary & Secondary School Finance
             Authority, 5.00%, 7/15/2009..................     BBB+       120,880
    180,000 Nebraska Investment Finance Authority, 5.40%,
             9/1/2003.....................................      AAA       184,619
    490,000 Nebraska Investment Finance Authority, (GNMA
             COL), 5.55%, 5/15/2003.......................       AA       507,429
    360,000 Nebraska Investment Finance Authority, 6.40%,
             7/1/2005.....................................       A+       379,969
  1,000,000 Nebraska Investment Finance Authority, Revenue
             Bonds, (AMBAC), 5.00%, 8/15/2011.............      AAA       977,550
    500,000 Nebraska Public Power District, 4.80%,
             1/1/2003.....................................      AAA       507,115

 Principal                                                    Credit    Market
   Amount                                                    Rating**    Value
 ---------- ----------------------------------------------   -------- -----------
 Long-term Municipals, continued
 Nebraska, continued
 $  200,000 Nebraska Public Power District, 5.40%,
             1/1/2000.....................................     AAA    $   201,202
    225,000 Nebraska Public Power District, 6.00%,
             1/1/2006.....................................     AAA        237,956
  1,000,000 Nebraska Public Power District, Electric,
             Light & Power Revenue Bonds, (FSA), 5.125%,
             1/1/2019.....................................     AAA        940,440
    300,000 Norris Public Power District, 4.85%, 1/1/2003.       A        303,801
    540,000 Omaha, NE, Airport Authority, (MBIA), 5.00%,
             1/1/2008.....................................     AAA        543,424
    475,000 Omaha, NE, Parking Facilities Corp., 5.20%,
             9/15/2009....................................     AA+        482,819
    500,000 Omaha, NE, Parking Facilities Corp., 5.70%,
             9/15/2015....................................     AA+        504,315
    500,000 Omaha, NE, Public Power District, Revenue
             Bonds, 5.10%, 2/1/2003.......................      AA        511,530
    500,000 Omaha, NE, Public Power District, Revenue
             Bonds, 5.35%, 2/1/2001.......................     Aa2        508,720
    405,000 Omaha, NE, Riverfront Developement Corp.,
             Revenue Bonds, (Douglas County, NE GTD),
             4.60%, 12/1/2004.............................     AA+        405,073
    500,000 Omaha, NE, School District, GO, 4.85%,
             6/15/2004....................................     AAA        505,645
    700,000 Omaha, NE, GO, 5.25%, 12/1/2012...............     AAA        703,759



Great Plains Tax-Free Bond Fund
--------------------------------------------------------------------------------
                    See Notes to Portfolios of Investments.

 Principal                                                    Credit    Market
   Amount                                                    Rating**    Value
 ---------- ----------------------------------------------   -------- -----------
 Long-term Municipals, continued
 Nebraska, continued
 $  500,000 Omaha, NE, GO, 6.10%, 9/1/2004................     AAA    $   528,385
    510,000 Omaha, NE, Revenue Bonds, 5.20%, 1/15/2002....      AA        520,715
    500,000 Papillion La Vista, NE, School District No.27,
             GO, 4.60%, 11/1/2003.........................      A+        501,295
    500,000 University of Nebraska Facilities Corp.,
             (University of Nebraska Medical Center
             Project), 4.90%, 1/1/2003....................      A1        506,945
  1,200,000 University of Nebraska Facilities Corp.,
             4.95%, 11/1/2009.............................     AA-      1,195,272
    700,000 University of Nebraska Facilities Corp.,
             (University of Nebraska Medical Center
             Project), 5.45%, 7/1/2008....................      A1        726,530
  1,000,000 University of Nebraska Facilities Corp.,
             Revenue Bonds, 5.25%, 7/15/2011..............     AA-      1,002,400
    370,000 University of Nebraska, 4.60%, 5/15/2003......      A+        371,040
    330,000 University of Nebraska, 4.90%, 7/1/2005.......      A+        334,105
    210,000 University of Nebraska, 4.90%, 7/1/2006.......       A        210,158
    440,000 University of Nebraska, (Lincoln Parking
             Project), 5.00%, 6/1/2007....................      A-        443,758
    275,000 University of Nebraska, 5.15%, 7/1/2009.......       A        274,995

 Principal                                                  Credit    Market
   Amount                                                  Rating**    Value
 ---------- --------------------------------------------   -------- -----------
 Long-term Municipals, continued
 Nebraska, continued
 $  310,000 University of Nebraska, (Lincoln Parking
             Project), 5.40%, 6/1/2013..................      A-    $   309,467
                                                                    -----------
  Total..................................................            40,271,738
                                                                    -----------
 Nevada (3.1%)
    500,000 Clark County, NV School District, GO,
             (FGIC), 6.375%, 6/15/2005..................     AAA        548,215
    220,000 Nevada Housing Division, 5.60%, 10/1/2007...     Aaa        226,541
    385,000 Nevada State, GO, 5.40%,2/1/2008............      AA        395,792
  1,000,000 Nevada State, GO, 5.25%, 5/15/2016..........      AA        971,230
                                                                    -----------
  Total..................................................             2,141,778
                                                                    -----------
 New York (1.0%)
    150,000 New York City, NY, GO (FGIC), (Refunded),
             7.25%, 10/1/2005...........................     AAA        152,671
    250,000 New York State Environmental Facilities
             Corp., 6.20%, 6/15/2001....................     AA+        258,988
    250,000 Triborough Bridge & Tunnel Authority, NY,
             (FGIC), 5.55%, 1/1/2000....................     AAA        251,608
                                                                    -----------
  Total..................................................               663,267
                                                                    -----------
 Ohio (2.2%)
    200,000 Columbus, OH City School District, GO ,
             (AMBAC), (Refunded), 6.95% 12/1/2002.......     AAA        205,616
    500,000 Northeast OH Regional Sewer District,
             (AMBAC), 5.10%, 11/15/2007.................     AAA        511,570



Great Plains Tax-Free Bond Fund
--------------------------------------------------------------------------------
                    See Notes to Portfolios of Investments.

 Principal                                                  Credit    Market
   Amount                                                  Rating**    Value
 ---------- --------------------------------------------   -------- -----------
 Long-term Municipals, continued
 Ohio, continued
 $  500,000 Ohio State, GO, 4.85%, 8/1/2007.............     AA+    $   503,410
    250,000 Ohio State, GO, 5.80%, 8/1/2001.............     AA+        257,864
                                                                    -----------
  Total..................................................             1,478,460
                                                                    -----------
 Puerto Rico (2.3%)
    500,000 Commonwealth of Puerto Rico, GO, (MBIA),
             5.20%, 7/1/2006............................     AAA        519,320
  1,000,000 Puerto Rico Highway and Transportation
             Authority, Revenue Bonds, (AMBAC), 5.00%,
             7/1/2008...................................     AAA      1,018,160
                                                                    -----------
  Total..................................................             1,537,480
                                                                    -----------
 Texas (3.5%)
    500,000 Fort Bend, TX, ISD, GO, (PSFG), 5.50%,
             2/15/2010..................................     AAA        514,650
    300,000 Georgetown, TX, Revenue Bonds, (MBIA),
             6.30%, 8/15/2000...........................     AAA        307,203
    300,000 Houston, TX, ISD, GO, (PSFG), 5.40%,
             8/15/2001..................................     AAA        307,053
    215,000 Houston, TX, GO, 5.90%, 3/1/2003............     AAA        222,635
     85,000 Houston, TX, GO, Prerefunded, 5.90%,
             3/1/2003...................................     AAA         88,249
     35,000 San Antonio, TX Water Authority, (FGIC),
             5.90%, 5/15/2000...........................     AAA         35,538
    205,000 San Antonio, TX Water Authority, (FGIC),
             5.90% 5/15/2000............................     AAA        208,134
    300,000 San Antonio, TX, GO, 5.30%, 8/1/2003........     AA+        307,428
    380,000 Wylie, TX, ISD, GO, (PSFG), 6.20%,
             8/15/2004..................................     Aaa        408,382
                                                                    -----------
  Total..................................................             2,399,272
                                                                    -----------

 Principal                                                  Credit    Market
   Amount                                                  Rating**    Value
 ---------- --------------------------------------------   -------- -----------
 Long-term Municipals, continued
 Utah (2.8%)
 $  500,000 Salt Lake City, UT School District, GO,
             4.80%, 3/1/2008............................     Aaa    $   498,310
  1,000,000 Utah Associated Municipal Power Systems,
             Revenue Bonds, (AMBAC), 5.00%, 6/1/2018....     AAA        915,070
    500,000 Utah State University, (MBIA), 5.55%,
             12/1/2005..................................     AAA        525,105
                                                                    -----------
  Total..................................................             1,938,485
                                                                    -----------
 Virginia (2.1%)
    400,000 Fairfax County, VA, GO, (State Aid
             Withholding), 5.00%, 6/1/2002..............     AAA        406,620
  1,000,000 Roanoke, VA, GO, 5.00%, 8/1/2009............      AA      1,004,600
                                                                    -----------
  Total..................................................             1,411,220
                                                                    -----------
 Washington (2.8%)
  1,155,000 Seattle, WA Municipal Lighting & Power,
             Revenue Bonds, 5.00%, 7/1/2008.............      AA      1,161,884
    250,000 Snohomish County, WA, (MBIA), 6.30%,
             12/1/1999..................................     AAA        251,595
    500,000 Washington State Health Care Facility
             Authority, Revenue Bonds, (Sisters of
             Providence)/(FGIC), 5.90%, 10/1/2003.......     AAA        526,110
                                                                    -----------
  Total..................................................             1,939,589
                                                                    -----------
 Wisconsin (2.0%)
    500,000 Appleton, WI, Revenue Bonds, 5.35%,
             1/1/2005...................................      A1        506,245
    350,000 Milwaukee, WI, GO, 5.90%, 6/15/2004.........     AA+        364,777



Great Plains Tax-Free Fund
--------------------------------------------------------------------------------
                    See Notes to Portfolios of Investments.

 Principal                                                  Credit    Market
   Amount                                                  Rating**    Value
 ---------- --------------------------------------------   -------- -----------
 Long-term Municipals, continued
 Wisconsin, continued
 $  500,000 Neenah, WI Joint School District, GO, 5.20%
             3/1/2008...................................     Aa3    $   506,795
                                                                    -----------
  Total..................................................             1,377,817
                                                                    -----------
  Total Long-Term Municipals (identified cost
  $66,027,435)...........................................            66,429,445
                                                                    -----------

                                                                       Market
  Shares                                                                Value
 --------- ---------------------------------------------------   --- -----------
 Mutual Fund Shares (4.2%)
 1,000,000 AIM Tax-Free Investments Fund......................       $ 1,000,000
 1,883,521 Northern Institutional Tax-Exempt Fund.............         1,883,521
                                                                     -----------
  Total Mutual Fund Shares (at identified cost)................        2,883,521
                                                                     -----------
  Total Investments
  (identified cost $68,910,956)................................      $69,312,966
                                                                     ===========


Notes to Portfolios of Investments
-------------------------------------------------------------------------------

*  Non-income producing security.
** Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current ratings are unaudited.

The following abbreviations are used throughout these portfolios:

ADR -- American Depository Receipt AMBAC -- American Municipal Bond Assurance Corporation COL -- Collateralized FGIC -- Financial Guaranty Insurance Corporation FNMA -- Federated National Mortgage Association FSA -- Financial Security Assurance GNMA -- Government National Mortgage Association GO -- General Obligation GTD -- Guaranteed INS -- Insured ISD -- Independent School District LOC -- Letter of Credit MBIA -- Municipal Bond Investors Assurance PSFG -- Permanent School Fund Guarantee Q-SBLF -- Qualified State Bond Loan Fund



                              Cost of          Net
                          Investments for   Unrealized      Gross        Gross
                            Federal Tax    Appreciation   Unrealized   Unrealized   Total Net
                             Purposes     (Depreciation) Appreciation Depreciation    Assets
-----------------------------------------------------------------------------------------------
Great Plains Equity Fund   $128,388,887    $59,953,456   $64,133,398   $4,179,942  $192,337,164
Great Plains
 International Equity
 Fund                      $ 45,300,660    $18,846,756   $19,416,575   $  569,819  $ 64,730,146
Great Plains Premier
 Fund                      $ 23,815,197    $   834,591   $ 4,221,264   $3,386,673  $ 24,463,469
Great Plains
 Intermediate Bond Fund    $132,206,799    $   (56,905)  $ 1,214,470   $1,271,375  $128,366,652
Great Plains Tax-Free
 Bond Fund                 $ 68,910,956    $   402,010   $ 1,115,153   $  713,143  $ 68,442,650

Thecategories of investments are shown as a percentage of net assets at August
   31, 1999.

      (See Notes which are an integral part of the Financial Statements)


Great Plains Funds
Statements of Assets and Liabilities
August 31, 1999
-------------------------------------------------------------------------------

                                          International     Premier      Intermediate      Tax-Free
                          Equity Fund      Equity Fund       Fund         Bond Fund        Bond Fund
                          ------------    -------------   -----------    ------------     -----------
Assets:
------------------------
Total investments in
securities, at value      $188,342,343     $64,147,416    $24,649,788    $132,149,894     $69,312,966
------------------------
Income receivable              175,992         276,972         29,667       1,693,136         902,987
------------------------
Receivable for
investments sold             4,609,374         422,925        269,770              --         447,060
------------------------
Receivable for shares
sold                            98,669              --         40,348          60,283          78,750
------------------------
Deferred organizational
costs                            4,490              --          1,050           3,414           2,946
------------------------  ------------     -----------    -----------    ------------     -----------
  Total assets             193,230,868      64,847,313     24,990,623     133,906,727      70,744,709
------------------------  ------------     -----------    -----------    ------------     -----------
Liabilities:
------------------------
Payable for investments
purchased                      301,440              --        484,921       4,981,361       1,997,488
------------------------
Payable for shares
redeemed                       401,653              --          5,748         106,086          25,000
------------------------
Payable for taxes
withheld                            --          12,381             --              --              --
------------------------
Income distribution
payable                         69,922              --             --         375,434         241,946
------------------------
Accrued expenses               120,689         104,786         36,485          77,194          37,625
------------------------  ------------     -----------    -----------    ------------     -----------
  Total liabilities            893,704         117,167        527,154       5,540,075       2,302,059
------------------------  ------------     -----------    -----------    ------------     -----------
  Total Net Assets        $192,337,164     $64,730,146    $24,463,469    $128,366,652     $68,442,650
------------------------  ------------     -----------    -----------    ------------     -----------
Net Assets Consist of:
------------------------
Paid in capital            128,236,008      41,206,137     25,353,874     128,211,119      68,060,278
------------------------
Net unrealized
appreciation
(depreciation) of
investments and
translation of assets
and liabilities in
foreign currency            59,951,870(2)   18,849,637(3)     834,557(2)      (56,905)(2)     402,010
------------------------
Accumulated net realized
gain (loss) on
investments and foreign
currency transactions        4,130,611       4,144,809     (1,724,652)        186,441         (19,995)
------------------------
Undistributed net
investment income
(Distributions in excess
of net investment
income)                         18,675         529,563           (310)         25,997             357
------------------------  ------------     -----------    -----------    ------------     -----------
  Total Net Assets        $192,337,164     $64,730,146    $24,463,469    $128,366,652     $68,442,650
------------------------  ------------     -----------    -----------    ------------     -----------
Shares Outstanding          17,452,974       5,953,742      2,834,978      13,117,107       7,009,607
------------------------  ------------     -----------    -----------    ------------     -----------
Net Asset Value Per
Share                     $      11.02     $     10.87    $      8.63    $       9.79     $      9.76
------------------------  ------------     -----------    -----------    ------------     -----------
Offering Price Per Share
(1)                       $      11.36     $     11.21    $      8.90    $      10.09     $     10.06
------------------------  ------------     -----------    -----------    ------------     -----------
Redemption Proceeds Per
Share                     $      11.02     $     10.87    $      8.63    $       9.79     $      9.76
------------------------  ------------     -----------    -----------    ------------     -----------
Investments, at
identified and tax cost   $128,388,887     $45,300,660    $23,815,197    $132,206,799     $68,910,956
------------------------  ------------     -----------    -----------    ------------     -----------

(1) Computation of Offering Price: 100/97 of net asset value. See "What Shares Cost" in the Prospectus.
(2) Includes $3,257,237, $105,400 and $16,510, respectively, of unrealized appreciation at June 18, 1999, related to the acquisition of the Lancaster Funds.
(3) Includes $18,221,408 of unrealized appreciation at September 8, 1998, related to the tax-free transfer of assets from the Great Plains Equity Fund.
(See Notes which are an integral part of the Financial Statements)


Great Plains Funds
Statements of Operations
Year Ended August 31, 1999
--------------------------------------------------------------------------------

                            Equity       International     Premier      Intermediate   Tax-Free
                             Fund        Equity Fund(1)     Fund         Bond Fund     Bond Fund
                          -----------    --------------  -----------    ------------  -----------
Investment Income:
------------------------
Dividends                 $ 1,803,550(2)   $1,246,038(3) $   183,155(4) $        --   $        --
------------------------
Interest                      406,545         332,991        102,514      8,827,438     3,411,018
------------------------  -----------      ----------    -----------    -----------   -----------
 Total income               2,210,095       1,579,029        285,669      8,827,438     3,411,018
------------------------  -----------      ----------    -----------    -----------   -----------
Expenses:
------------------------
Investment advisory fee     1,427,595         769,782        232,424        687,440       340,937
------------------------
Administrative personnel
and services fee              262,403          84,871         32,041        189,531        94,008
------------------------
Custodian fees                 31,498          26,170         19,564         23,700        18,805
------------------------
Transfer and dividend
disbursing agent fees
and expenses                   29,738          32,436         32,084         27,818        26,074
------------------------
Trustees' fees                 12,116           3,879          3,026          7,981         2,319
------------------------
Auditing fees                  12,268          18,834         12,602         12,601        12,135
------------------------
Legal fees                     14,515          10,147          5,928          8,790         5,791
------------------------
Portfolio accounting
fees                           34,519          27,638         15,686         55,910        46,273
------------------------
Share registration costs       16,543          44,160         12,411          5,220        11,319
------------------------
Printing and postage            5,525          11,105          4,499          4,938         7,013
------------------------
Insurance premiums              1,412           1,894            657          1,745           868
------------------------
Miscellaneous                   9,434          15,515          6,635          7,285         8,570
------------------------  -----------      ----------    -----------    -----------   -----------
 Total expenses             1,857,566       1,046,431        377,557      1,032,959       574,112
------------------------  -----------      ----------    -----------    -----------   -----------
Waivers and
reimbursements--
------------------------
 Waiver of investment
 advisory fee                (461,955)             --        (46,485)            --            --
------------------------
 Waiver of transfer and
 dividend disbursing
 agent fees and expenses       (2,447)         (1,755)        (2,234)            --        (1,991)
------------------------
 Waiver of portfolio
 accounting fees               (5,171)         (1,912)        (1,648)            --        (5,125)
------------------------  -----------      ----------    -----------    -----------   -----------
 Total waivers and
 reimbursements              (469,573)         (3,667)       (50,367)            --        (7,116)
------------------------  -----------      ----------    -----------    -----------   -----------
 Net expenses               1,387,993       1,042,764        327,190      1,032,959       566,996
------------------------  -----------      ----------    -----------    -----------   -----------
   Net investment income
   (loss)                     822,102         536,265        (41,521)     7,794,479     2,844,022
------------------------  -----------      ----------    -----------    -----------   -----------
Realized and Unrealized
Gain (Loss) on
Investments and Foreign
Currency:
------------------------
Net realized gain (loss)
on investments and
foreign currency
transactions                4,998,937       6,306,499     (1,723,792)       197,176       (20,013)
------------------------
Net change in unrealized
appreciation
(depreciation) of
investments and
translation of assets
and liabilities in
foreign currency           27,020,963         628,229      3,171,915     (7,733,470)   (2,451,741)
------------------------  -----------      ----------    -----------    -----------   -----------
 Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency          32,019,900       6,934,728      1,448,123     (7,536,294)   (2,471,754)
------------------------  -----------      ----------    -----------    -----------   -----------
   Change in net assets
   resulting from
   operations             $32,842,002      $7,470,993    $ 1,406,602    $   258,185   $   372,268
------------------------  -----------      ----------    -----------    -----------   -----------

(1) For the period from September 8, 1998 (date of initial public investment) to August 31, 1999.
(2) Net of foreign taxes withheld of $6,371 (3) Net of foreign taxes withheld of $146,611 (4) Net of foreign taxes withheld of $6,274
(See Notes which are an integral part of the Financial Statements)


Great Plains Funds
Statements of Changes in Net Assets
-------------------------------------------------------------------------------


                                                        Equity Fund
                                                 ----------------------------
                                                                    Period
                                                  Year Ended        Ended
                                                  August 31,      August 31,
                                                     1999          1998(1)
-----------------------------------------------  ------------    ------------
Increase (Decrease) in Net Assets:
-----------------------------------------------
Operations--
-----------------------------------------------
Net investment income (loss)                     $    822,102    $  1,427,215
-----------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                       4,998,937       9,755,137
-----------------------------------------------
Net change in unrealized appreciation
(depreciation) on investments and translation
of assets and liabilities in foreign currency      27,020,963     (12,306,017)
-----------------------------------------------  ------------    ------------
 Change in net assets resulting from operations    32,842,002      (1,123,665)
-----------------------------------------------  ------------    ------------
Distributions to Shareholders--
-----------------------------------------------
Distributions from net investment income             (808,293)     (1,369,274)
-----------------------------------------------
Distributions from net realized gain on
investments and foreign currency transactions     (10,676,538)             --
-----------------------------------------------
Distributions in excess of net realized gain on
investments                                                --              --
-----------------------------------------------  ------------    ------------
 Change in net assets from distributions to
 shareholders                                     (11,484,831)     (1,369,274)
-----------------------------------------------  ------------    ------------
Share Transactions--
-----------------------------------------------
Proceeds from sale of shares                       17,901,861     100,153,196
-----------------------------------------------
Proceeds from shares issued in connection with
the tax-free transfer of assets from the Common
Trust Funds                                                --     104,843,021(3)
-----------------------------------------------
Proceeds from shares issued in connection with
the acquisition of the Lancaster Funds             10,186,660(4)           --
-----------------------------------------------
Proceeds from shares issued in connection with
the tax-free transfer of assets from the
Great Plains Equity Fund                                   --              --
-----------------------------------------------
Net asset value of shares issued to
shareholders in payment of distributions
declared                                            5,383,572         644,458
-----------------------------------------------
Cost of shares redeemed                           (42,365,249)    (23,274,587)
-----------------------------------------------  ------------    ------------
 Change in net assets from share transactions      (8,893,156)    182,366,088
-----------------------------------------------  ------------    ------------
   Change in net assets                            12,464,015     179,873,149
-----------------------------------------------
Net Assets--
-----------------------------------------------
Beginning of period                              $179,873,149              --
-----------------------------------------------  ------------    ------------
End of period                                    $192,337,164    $179,873,149
-----------------------------------------------  ------------    ------------
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets at end of period  $     18,675    $     13,970
-----------------------------------------------  ------------    ------------
Net gain (loss) as computed for federal tax
purposes                                         $  5,007,822    $  9,799,108
-----------------------------------------------  ------------    ------------

(1) For the period from September 29, 1997 (date of initial public investment) to August 31, 1998.
(2) For the period from September 8, 1998 (date of initial public investment) to August 31, 1999.
(3) Includes $41,979,687, $2,347,951, $2,560,489, and $2,048,195, respectively, of unrealized appreciation, at September 29, 1997 related to the tax-free transfer of assets from the Common Trust Funds.
(4) Includes $3,257,237, $105,400 and $16,510, respectively, of unrealized appreciation, at June 18, 1999 related to the acquisition of the Lancaster Funds.
(5) Includes $18,221,408 of unrealized appreciation, at September 8, 1998 related to the tax-free transfer of assets from the Great Plains Equity Fund.

(See Notes which are an integral part of the Financial Statements)



International
 Equity Fund         Premier Fund              Intermediate Bond Fund           Tax-Free Bond Fund
-------------   --------------------------    ----------------------------    ------------------------
   Period                        Period                          Period                      Period
    Ended       Year Ended        Ended        Year Ended        Ended        Year Ended      Ended
 August 31,     August 31,     August 31,      August 31,      August 31,     August 31,   August 31,
   1999(2)         1999          1998(1)          1999          1998(1)          1999        1998(1)
-------------   -----------    -----------    ------------    ------------    -----------  -----------


 $   536,265    $   (41,521)   $    27,131    $  7,794,479    $  7,261,297    $ 2,844,022  $ 2,527,476
   6,306,499     (1,723,792)     1,928,920         197,176          (9,231)       (20,013)      74,698
     628,229      3,171,915     (4,790,709)     (7,733,470)      5,099,566     (2,451,741)     805,556
 -----------    -----------    -----------    ------------    ------------    -----------  -----------
   7,470,993      1,406,602     (2,834,658)        258,185      12,351,632        372,268    3,407,730
 -----------    -----------    -----------    ------------    ------------    -----------  -----------

          --        (22,686)        (2,798)     (7,785,571)     (7,244,391)    (2,843,665)  (2,527,476)
  (2,168,392)    (1,944,853)            --              --              --        (64,317)     (10,363)
          --             --             --              --          (1,321)            --           --
 -----------    -----------    -----------    ------------    ------------    -----------  -----------
  (2,168,392)    (1,967,539)        (2,798)     (7,785,571)     (7,245,712)    (2,907,982)  (2,537,839)
 -----------    -----------    -----------    ------------    ------------    -----------  -----------

      16,073      7,573,110     19,729,557      22,919,544      82,612,475      6,507,545   10,196,112
          --             --      9,650,322(3)           --      72,067,929(3)          --   63,166,768(3)
          --      1,393,207(4)          --         525,704(4)           --             --           --
  64,511,579(5)          --             --              --              --             --           --
          --      1,347,404          1,633       3,291,377       3,194,489         17,540          842
  (5,100,107)    (7,479,565)    (4,353,806)    (37,560,283)    (16,363,117)    (2,918,333)  (6,862,001)
 -----------    -----------    -----------    ------------    ------------    -----------  -----------
  59,427,545      2,834,156     25,027,706     (10,823,658)    141,511,776      3,606,752   66,501,721
 -----------    -----------    -----------    ------------    ------------    -----------  -----------
  64,730,146      2,273,219     22,190,250     (18,351,044)    146,617,696      1,071,038   67,371,612

          --     22,190,250             --     146,717,696         100,000     67,371,612           --
 -----------    -----------    -----------    ------------    ------------    -----------  -----------
 $64,730,146    $24,463,469    $22,190,250    $128,366,652    $146,717,696    $68,442,650  $67,371,612
 -----------    -----------    -----------    ------------    ------------    -----------  -----------
 $   529,563    $      (310)   $     9,570    $     25,997    $     16,906    $       357           --
 -----------    -----------    -----------    ------------    ------------    -----------  -----------
 $ 6,313,201    $   (14,540)   $ 1,944,887    $    186,441    $      1,504    $    (1,036) $    74,698
 -----------    -----------    -----------    ------------    ------------    -----------  -----------



Great Plains Funds
Financial Highlights
-------------------------------------------------------------------------------
(For a share outstanding throughout the period)

                                              Net Realized
                                                  and                                Distributions
                                               Unrealized                               from Net    Distributions
                                             Gain (Loss) on                          Realized Gain    in Excess
                        Net Asset    Net      Investments              Distributions on Investments    of Net
                         Value,   Investment  and Foreign   Total from   from Net     and Foreign     Realized
Year Ended              Beginning   Income      Currency    Investment  Investment      Currency       Gain on
August 31,              of Period   (loss)    Transactions  Operations    Income      Transactions   Investments
----------              --------- ---------- -------------- ---------- ------------- -------------- -------------
Equity Fund
1998(1)                  $10.00      0.07        (0.16)       (0.09)       (0.07)           --             --
1999                     $ 9.84      0.05         1.80         1.85        (0.05)        (0.62)            --
International Equity
Fund
1999(2)                  $10.00      0.09         1.13         1.22           --         (0.35)            --
Premier Fund
1998(1)                  $10.00      0.01        (1.18)       (1.17)       (0.00)(5)        --             --
1999                     $ 8.83      0.01         0.57         0.58        (0.01)        (0.77)            --
Intermediate Bond Fund
1998(1)                  $10.00      0.54         0.36         0.90        (0.54)           --          (0.00)(5)
1999                     $10.36      0.58        (0.57)        0.01        (0.58)           --             --
Tax-Free Bond Fund
1998(1)                  $10.00      0.39         0.13         0.52        (0.39)        (0.00)(5)         --
1999                     $10.13      0.42        (0.36)        0.06        (0.42)        (0.01)            --

(1) For the period from September 29, 1997 (date of initial public investment) to August 31, 1998.

(2) For the period from September 8, 1998 (date of initial public investment) to August 31, 1999.

(3) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(4) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

(5) Distributions less than $0.01 per share.

(6) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)


                                              Ratios to Average Net Assets
                                    -----------------------------------------------------
               Net Asset                            Net
                Value,                           Investment    Expense    Net Investment   Net Assets,  Portfolio
    Total         End      Total                   Income       (after     Income (Loss)  End of Period Turnover
Distributions  of Period Return (3) Expenses (4) (Loss) (4)    waivers)   (after waivers) (000 omitted)   Rate
-------------  --------- ---------- ------------ ----------    --------   --------------- ------------- ---------
    (0.07)      $ 9.84      (0.94%)     1.02%(6)    0.79%(6)     1.02%(6)       0.79%(6)    $179,873        39%
    (0.67)      $11.02      19.06%      0.98%       0.19%        0.74%          0.43%       $192,337         5%
    (0.35)      $10.87      12.49%      1.69%(6)    0.86%(6)     1.68%(6)       0.87%(6)    $ 64,730        16%
    (0.00)      $ 8.83     (11.69%)     1.84%(6)   (0.28%)(6)    1.44%(6)       0.12%(6)    $ 22,190        68%
    (0.78)      $ 8.63       6.54%      1.62%      (0.40%)       1.40%         (0.18%)      $ 24,463        25%
    (0.54)      $10.36       9.23%      0.79%(6)    5.82%(6)     0.79%(6)       5.82%(6)    $146,718         9%
    (0.58)      $ 9.79       0.01%      0.75%       5.67%        0.75%          5.67%       $128,367        24%
    (0.39)      $10.13       5.29%      0.87%(6)    4.22%(6)     0.87%(6)       4.22%(6)    $ 67,372         8%
    (0.43)      $ 9.76       0.54%      0.84%       4.16%        0.83%          4.17%       $ 68,443         7%


Great Plains Funds
Combined Notes to Financial Statements
August 31, 1999
-------------------------------------------------------------------------------

1. Organization

Great Plains Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of five portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

              Portfolio Name             Diversification   Investment Objective
---------------------------------------------------------------------------------
  Great Plains Equity Fund               Non-diversified To seek total return
   ("Equity Fund")                                       (consisting of current
                                                         income and capital
                                                         appreciation) over the
                                                         long-term.
---------------------------------------------------------------------------------
  Great Plains International Equity Fund Non-diversified To seek total return
   ("International Equity Fund")                         (consisting of current
                                                         income and capital
                                                         appreciation) over the
                                                         long-term.
---------------------------------------------------------------------------------
  Great Plains Premier Fund              Non-diversified To seek total return
   ("Premier Fund")                                      (consisting of current
                                                         income and capital
                                                         appreciation) over the
                                                         long-term.
---------------------------------------------------------------------------------
  Great Plains Intermediate Bond Fund    Diversified     To seek total return
   ("Intermediate Bond Fund")                            (consisting of current
                                                         income and capital
                                                         appreciation).
---------------------------------------------------------------------------------
  Great Plains Tax-Free Bond Fund        Non-diversified To seek current income
   ("Tax-Free Bond Fund")                                that is exempt from
                                                         federal regular income
                                                         tax and secondarily to
                                                         seek current income
                                                         that is also exempt
                                                         from the regular income
                                                         taxes imposed by the
                                                         State of Nebraska.




Great Plains Funds
-------------------------------------------------------------------------------
On September 29, 1997, the following Funds received a tax-free transfer of assets from the Common Trust Funds managed by the Adviser as follows:

                                          Premier   Intermediate  Tax-Free
                            Equity Fund     Fund     Bond Fund    Bond Fund
----------------------------------------------------------------------------
  Common Trust Fund
  Shares Converted             1,109,432    388,043   8,718,485    5,938,698
----------------------------------------------------------------------------
  Great Plains Fund Shares
  Issued                      10,484,302    965,032   7,206,793    6,316,677
----------------------------------------------------------------------------
  Common Trust Funds
  Net Assets Received       $104,843,021 $9,650,322 $72,067,929  $63,166,768
----------------------------------------------------------------------------
  Unrealized
  Appreciation*              $41,979,687 $2,347,951  $2,560,489   $2,048,195


*Unrealized Appreciation is included in the Common Trust Funds' net assets acquired above.

On September 8, 1998, International Equity Fund received a tax-free transfer of assets from the Equity Fund managed by the Adviser as follows:

                                   International
                                    Equity Fund
------------------------------------------------
  Great Plains Fund Shares Issued     6,451,158
------------------------------------------------
  Equity Fund Net Assets Received   $64,511,579
------------------------------------------------
  Unrealized Appreciation*          $18,221,408


*Unrealized Appreciation is included in the Equity Fund's net assets acquired above.

On June 18, 1999, the following Funds acquired portfolios from the Lancaster Funds in a tax-free exchange as follows:

                                    Premier   Intermediate
                       Equity Fund    Fund     Bond Fund
----------------------------------------------------------
  Great Plains Fund
  Shares Issued            893,567    159,771     52,994
----------------------------------------------------------
  Lancaster Funds
  Net Assets Received  $10,186,660 $1,393,207   $525,704
----------------------------------------------------------
  Unrealized
  Appreciation*         $3,257,237 $105,400      $16,510


*Unrealized appreciation is included in the Lancaster Funds' net assets acquired above.


Great Plains Funds
-------------------------------------------------------------------------------

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are normally valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").

  As of August 31, 1999, the Funds had no outstanding repurchase agreements.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.


Great Plains Funds
-------------------------------------------------------------------------------

                              Increase (Decrease)

                                                Accumulated            Undistributed
      Portfolio Name      Paid-In Capital Net Realized Gain (Loss) Net Investment Income
----------------------------------------------------------------------------------------
  Equity Fund                      --              $9,104                 $(9,104)
----------------------------------------------------------------------------------------
  International Equity
  Fund                             --              $6,702                 $(6,702)
----------------------------------------------------------------------------------------
  Premier Fund               $(54,637)             $  310                 $54,327
----------------------------------------------------------------------------------------
  Intermediate Bond Fund           --              $ (183)                $   183


  Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

At August 31, 1999, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

                               Capital Loss
  Fund                Carryforwards to expire in 2007
-----------------------------------------------------
  Premier Fund                    $14,540
-----------------------------------------------------
  Tax-Free Bond Fund              $ 1,036


Additionally, the following Funds had net capital and currency losses attributable to security transactions incurred after October 31, 1998, which were treated as arising on September 1, 1999, the first day of each Fund's next taxable year as follows:

  Fund                       Capital Losses Deferred Currency Losses Deferred
-----------------------------------------------------------------------------
  International Equity Fund                --                 $5,562
-----------------------------------------------------------------------------
  Premier Fund                     $1,710,112                 $  310
-----------------------------------------------------------------------------
  Tax-Free Bond                    $   18,959                     --



  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities as of the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.


Great Plains Funds
-------------------------------------------------------------------------------

  Foreign Exchange Contracts--Equity Fund, International Equity Fund, and Premier Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Funds' foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Funds' foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  As of August 31, 1999, Equity Fund, International Equity Fund, and Premier Fund had no outstanding foreign exchange contracts.

  Foreign Currency Translation--The accounting records of Equity Fund, International Equity Fund and Premier Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for as of the trade date.


Great Plains Funds
--------------------------------------------------------------------------------
3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each Fund. Transactions in shares were as follows:

                                                       Equity Fund
                                           -----------------------------------
                                             Year Ended       Period Ended
                                           August 31, 1999 August 31, 1998 (1)
                                           --------------- -------------------
                                               Shares            Shares
                                           --------------- -------------------
Shares at Beginning of Period                18,282,344                 0
-----------------------------------------    ----------        ----------
Shares sold                                   1,635,836         9,898,164
-----------------------------------------
Shares issued in connection with the tax-
free transfer of assets from the Common
Trust Fund                                           --        10,484,302
-----------------------------------------
Shares issued in connection with the
acquisition of the Lancaster Funds              893,567                --
-----------------------------------------
Shares issued to shareholders on
reinvestment of distributions declared          510,912            58,239
-----------------------------------------
Shares redeemed                              (3,869,685)       (2,158,361)
-----------------------------------------    ----------        ----------
  Net change resulting from Equity Fund
  share transactions                           (829,370)       18,282,344
-----------------------------------------    ----------        ----------
Shares at End of Period                      17,452,974        18,282,344
-----------------------------------------    ----------        ----------

                                                      International Equity Fund
                                                      -------------------------
                                                            Period Ended
                                                         August 31, 1999(2)
                                                      -------------------------
                                                               Shares
                                                      -------------------------
Shares at Beginning of Period                                         0
-----------------------------------------------------         ---------
Shares sold                                                       1,535
-----------------------------------------------------
Shares issued in connection with the tax-free
transfer of assets from the Equity Fund                       6,451,158
-----------------------------------------------------
Shares redeemed                                                (498,951)
-----------------------------------------------------         ---------
  Net change resulting from International Equity Fund
  share transactions                                          5,953,742
-----------------------------------------------------         ---------
Shares at End of Period                                       5,953,742
-----------------------------------------------------         ---------



Great Plains Funds
--------------------------------------------------------------------------------

                                                      Premier Fund
                                           -----------------------------------
                                             Year Ended       Period Ended
                                           August 31, 1999 August 31, 1998 (1)
                                           --------------- -------------------
                                               Shares            Shares
                                           --------------- -------------------
Shares at Beginning of Period                 2,514,463                 0
-----------------------------------------    ----------        ----------
Shares sold                                     874,247         1,959,320
-----------------------------------------
Shares issued in connection with the tax-
free transfer of assets from the Common
Trust Fund                                           --           965,032
-----------------------------------------
Shares issued in connection with the
acquisition of the Lancaster Funds              159,771                --
-----------------------------------------
Shares issued to shareholders on
reinvestment of distributions declared          155,380               168
-----------------------------------------
Shares redeemed                                (868,883)         (410,057)
-----------------------------------------    ----------        ----------
  Net change resulting from Premier Fund
  share transactions                            320,515         2,514,463
-----------------------------------------    ----------        ----------
Shares at End of Period                       2,834,978         2,514,463
-----------------------------------------    ----------        ----------
                                                 Intermediate Bond Fund
                                           -----------------------------------
                                             Year Ended       Period Ended
                                           August 31, 1999 August 31, 1998 (1)
                                           --------------- -------------------
                                               Shares            Shares
                                           --------------- -------------------
Shares at Beginning of Period                14,160,137            10,000
-----------------------------------------    ----------        ----------
Shares sold                                   2,239,196         8,241,096
-----------------------------------------
Shares issued in connection with the tax-
free transfer of assets from the Common
Trust Fund                                           --         7,206,793
-----------------------------------------
Shares issued in connection with the
acquisition of the Lancaster Funds               52,994                --
-----------------------------------------
Shares issued to shareholders on
reinvestment of distributions declared          322,318           313,641
-----------------------------------------
Shares redeemed                              (3,657,538)       (1,611,393)
-----------------------------------------    ----------        ----------
  Net change resulting from Intermediate
  Bond Fund share transactions               (1,043,030)       14,150,137
-----------------------------------------    ----------        ----------
Shares at End of Period                      13,117,107        14,160,137
-----------------------------------------    ----------        ----------



Great Plains Funds
-------------------------------------------------------------------------------

                                                   Tax-Free Bond Fund
                                           -----------------------------------
                                             Year Ended       Period Ended
                                           August 31, 1999 August 31, 1998 (1)
                                           --------------- -------------------
                                               Shares            Shares
                                           --------------- -------------------
Shares at Beginning of Period                 6,648,895                 0
-----------------------------------------     ---------         ---------
Shares sold                                     649,598         1,015,073
-----------------------------------------
Shares issued in connection with the tax-
free transfer of assets from the Common
Trust Fund                                           --         6,316,677
-----------------------------------------
Shares issued to shareholders on
reinvestment of distributions declared            1,757                84
-----------------------------------------
Shares redeemed                                (290,643)         (682,939)
-----------------------------------------     ---------         ---------
  Net change resulting from Tax-Free Bond
  Fund share transactions                       360,712         6,648,895
-----------------------------------------     ---------         ---------
Shares at End of Period                       7,009,607         6,648,895
-----------------------------------------     ---------         ---------

(1) For the period from September 29, 1997 (date of initial public investment) to August 31, 1998.

(2) For the period from September 8, 1998 (date of initial public investment) to August 31, 1999.

4. Investment Advisory Fee and Other Transactions with Affiliates

  Investment Advisory Fee--First Commerce Investors, Inc., the Funds' investment adviser (the "Adviser") receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below).

   Fund                       Annual Rate
   -------------------------  -----------
   Equity Fund                   0.75%
   International Equity Fund     1.25%
   Premier Fund                  1.00%
   Intermediate Bond Fund        0.50%
   Tax-Free Bond Fund            0.50%

  The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

  Administrative Fee--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of the Trust for the period.

  Transfer and Dividend Disbursing Agent Fees and Expenses--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.


Great Plains Funds
-------------------------------------------------------------------------------

  Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

  Custodian Fees--National Bank of Commerce is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

  Organizational Expenses--Organizational expenses were initially borne by FServ. The Funds have reimbursed FServ for these expenses. These expenses have been deferred and are being amortized over the five year period following each Fund's effective date. For the year ended August 31, 1999, the Funds amortized organizational expenses as follows:

                             Expenses of Organizing     Organizational Expenses
   Fund                            the Funds                   Amortized
   ----                      ----------------------     -----------------------
   Equity Fund                       $7,350                     $2,860
   Premier Fund                      $1,750                     $  700
   Intermediate Bond Fund            $5,690                     $2,276
   Tax-Free Fund                     $4,910                     $1,964

  General--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and investments acquired from the Lancaster Funds and the assets received from the Equity Fund, for the year ended August 31, 1999, were as follows:

   Fund                                    Purchases                             Sales
   ----                                    ---------                             -----
   Equity Fund                            $10,022,882                         $40,077,837
   International Equity Fund              $ 9,960,615                         $17,655,230
   Premier Fund                           $ 5,675,001                         $ 6,452,611
   Intermediate Bond Fund                 $30,799,183                         $44,271,086
   Tax-Free Fund                          $10,173,470                         $ 4,627,677

6. Concentration of Credit Risk

Since Tax-Free Bond Fund invests a substantial portion of its assets in issuers located in one state (Nebraska), it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable general tax-exempt mutual fund. In order to reduce the credit risk associated with such factors, at August 31, 1999, 32.6% of the securities in the portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 15.7% of total investments.


Great Plains Funds
-------------------------------------------------------------------------------

7. Year 2000 (unaudited)

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.


Independent Auditors' Report
-------------------------------------------------------------------------------

To the Board of Trustees and Shareholders GREAT PLAINS FUNDS:

We have audited the accompanying statements of assets and liabilities of Great Plains Funds (the "Trust"), comprised of the following portfolios: Great Plains Equity Fund, Great Plains International Equity Fund, Great Plains Premier Fund, Great Plains Intermediate Bond Fund, and Great Plains Tax-Free Bond Fund, including the portfolio of investments, as of August 31, 1999, and the related statement of operations for the year and period then ended, the statements of changes in net assets for the year and period ended August 31, 1999 and 1998, and the financial highlights for the years and period presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Great Plains Equity Fund, Great Plains International Equity Fund, Great Plains Premier Fund, Great Plains Intermediate Bond Fund, and Great Plains Tax-Free Bond Fund as of August 31, 1999, the results of its operations for the year and period then ended, the changes in its net assets for the year and period ended August 31, 1999 and 1998, and the financial highlights for the years and period presented, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
October 20, 1999




 . Not FDIC Insured
 . May Lose Value
 . No Bank Guarantee

Edgewood Services, Inc., Distributor

G02475-01 (10/99)




                                    APPENDIX



A.  The graphic presentation here displayed consists of a line graph.
The corresponding components of the line graph are listed underneath. Shares of Great Plains Equity Fund (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a broken line and the Lipper Growth and Income Fund Average (the "LGIFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the S&P 500 and the LGIFA. The returns shown include the 3.00% sales charge. The "x" axis reflects computation periods from 8/31/89 to 8/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LGIFA. The ending values were $29,187, $36,917, and $48,440, respectively. The legend in the bottom quadrant of the graphic presentation indicates that the Fund's Average Annual Total Returns (with the 3.00% sales charge) for the one-year, five-year and ten-year periods ended 8/31/99 were 15.54%, 17.15% and 11.31%, respectively.


B. The graphic presentation here displayed consists of a line graph.
The corresponding components of the line graph are listed underneath. Shares of Great Plains Equity Fund (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a broken line and the Lipper Growth and Income Fund Average (the "LGIFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the S&P 500 and the LGIFA. The returns shown do not include the 3.00% sales charge. The "x" axis reflects computation periods from 8/31/89 to 8/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LGIFA. The ending values were $30,090, $48,440 and $36,917, respectively. The legend in the bottom quadrant of the graphic presentation indicates that the Fund's Average Annual Total Returns (without the 3.00% sales charge) for the one-year, five-year and ten-year periods ended 8/31/99 were 19.06%, 17.86% and 11.65%, respectively.

C. The graphic presentation here displayed consists of a line graph.
The corresponding components of the line graph are listed underneath. Shares of Great Plains International Equity Fund (the "Fund") are represented by a solid line. The Morgan Stanley Capital International (MSCI) Europe Index (the "MSCI-EUR") is represented by a broken line and the Lipper European Region Fund Average (the "LERFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the MSCI-EUR and the LERFA. The returns shown include the 3.00% sales charge. The "x" axis reflects computation periods from 9/8/98 to 8/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the MSCI-EUR and the LERFA. The ending values were $10,584, $11,340 and $11,116, respectively. The legend in the bottom quadrant of the graphic presentation indicates that the Fund's Average Annual Total Returns (with the 3.00% sales charge) for the period from 9/8/98 (start of performance) to 8/31/99 was 9.11%.


D. The graphic presentation here displayed consists of a line graph.
The corresponding components of the line graph are listed underneath. Shares of Great Plains International Equity Fund (the "Fund") are represented by a solid line. The Morgan Stanley Capital International (MSCI) Europe Index (the "MSCI-EUR") is represented by a broken line and the Lipper European Region Fund Average (the "LERFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the MSCI-EUR and the LERFA. The returns shown do not include the 3.00% sales charge. The "x" axis reflects computation periods from 9/8/98 to 8/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the MSCI-EUR and the LERFA. The ending values were $11,249, $11,340, and $11,116, respectively. The legend in the bottom quadrant of the graphic presentation indicates that the Fund's Average Annual Total Return (without the 3.00% sales charge) for the period from 9/8/98 (start of performance) to 8/31/99 was 9.11%.



E. The graphic presentation here displayed consists of a line graph.
The corresponding components of the line graph are listed underneath. Shares of Great Plains Premier Fund (the "Fund") are represented by a solid line. The Russell 2000 Small Stock Index (the "RU2") is represented by a broken line and the Lipper Small-Cap Fund Average (the "LSCFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the RU2 and the LSCFA. The returns shown include the 3.00% sales charge. The "x" axis reflects computation periods from 8/31/89 to 8/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the RU2 and the LSCFA. The ending values were $23,752, $28,295, and $34,848, respectively. The legend in the bottom quadrant of the graphic presentation indicates that the Fund's Average Annual Total Returns (without the 3.00% sales charge) for the one-year, five-year and ten-year periods ended 8/31/99 were 3.38%, 11.73% and 8.81%.


F. The graphic presentation here displayed consists of a line graph.
The corresponding components of the line graph are listed underneath. Shares of Great Plains Premier Fund. (the "Fund") are represented by a solid line. The Russell 2000 Small Stock Index (the "RU2") is represented by a broken line and the Lipper Small-Cap Fund Average (the "LSCFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the RU2 and the LSCFA. The returns shown do not include the 3.00% sales charge. The "x" axis reflects computation periods from 8/31/89 to 8/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the RU2 and the LSCFA. The ending values were $24,487, $28,295, and $34,848, respectively. The legend in the bottom quadrant of the graphic presentation indicates that the Fund's Average Annual Total Returns (without the 3.00% sales charge) for the one-year, five-year and ten-year periods ended 8/31/99 were 6.54%, 12.88% and 9.37%.



G. The graphic presentation here displayed consists of a line graph.
The corresponding components of the line graph are listed underneath. Shares of Great Plains Intermediate Bond Fund (the "Fund") are represented by a solid line. The Lehman Brothers Government/Corporate Index 5-10 (the "LGCI") is represented by a broken line and the Lipper Intermediate Investment Grade Average (the "LIIGA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the LGCI and the LIIGA. The returns shown include the 3.00% sales charge. The "x" axis reflects computation periods from 8/31/89 to 8/31/99.
 The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LGCI and the LIIGA. The ending values were $19,346, $20,717, and $20,078, respectively. The legend in the bottom quadrant of the graphic presentation indicates that the Fund's Average Annual Total Returns (with the 3.00% sales charge) for the one-year, five-year and ten-year periods ended 8/31/99 were (2.99%), 6.01% and 6.82%.


H. The graphic presentation here displayed consists of a line graph.
The corresponding components of the line graph are listed underneath. Shares of Great Plains Intermediate Bond Fund (the "Fund") are represented by a solid line. The Lehman Brothers Government/Corporate Index 5-10 (the "LGCI") is represented by a broken line and the Lipper Intermediate Investment Grade Average (the "LIIGA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the LGCI and the LIIGA. The returns shown do not include the 3.00% sales charge. The "x" axis reflects computation periods from 8/31/89 to 8/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LGCI and the LIIGA. The ending values were $19,944, $20,717 and $20,078, respectively. The legend in the bottom quadrant of the graphic presentation indicates that the Fund's Average Annual Total Returns (without the 3.00% sales charge) for the one-year, five-year and ten-year periods ended 8/31/99 were 0.01%, 6.66% and 7.15%.

I.  The graphic presentation here displayed consists of a line graph.
The corresponding components of the line graph are listed underneath. Shares of Great Plains Tax-Free Bond Fund (the "Fund") are represented by a solid line. The Lehman Brothers Municipal Index/7-Year (the "LB7GO") is represented by a broken line and the Lipper Intermediate Municipal Debt Average (the "LIMA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the LB7GO and the LIMA. The returns shown include the 3.00% sales charge. The "x" axis reflects computation periods from 8/31/89 to 8/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LB7GO and the LIMA. The ending values were $16,216, $19,842, and $18,213, respectively. The legend in the bottom quadrant of the graphic presentation indicates that the Fund's Average Annual Total Returns (with the 3.00% sales charge) for the one-year, five-year and ten-year periods ended 8/31/99 were (2.44%), 4.01% and 4.95%.



J.  The graphic presentation here displayed consists of a line graph.
The corresponding components of the line graph are listed underneath. Shares of Great Plains Tax-Free Bond Fund (the "Fund") are represented by a solid line. The Lehman Brothers Municipal Index/7-Year (the "LB7GO") is represented by a broken line and the Lipper Intermediate Municipal Debt Average (the "LIMA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the LB7GO and the LIMA. The returns shown do not include the 3.00% sales charge. The "x" axis reflects computation periods from 8/31/89 to 8/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LB7GO and the LIMA. The ending values were $16,718, $19,842, and $18,213, respectively. The legend in the bottom quadrant of the graphic presentation indicates that the Fund's Average Annual Total Returns (without the 3.00% sales charge) for the one-year, five-year and ten-year periods ended 8/31/99 were 0.54%, 4.65% and 5.27%.